                                FUNDING AGREEMENT

     This  Funding  Agreement  ("Agreement")  is made as of April 1, 2003 by and among COGNIGEN NETWORKS, INC., a Colorado corporation, having an address at 7001
Seaview  Avenue,  N.W.,  Suite  210,  Seattle,  Washington  98117  ("Cognigen"),
INTANDEM  COMMUNICATIONS  CORP.,  a Delaware  corporation  having its  principal address at 48 Dalton Way, Holland, PA 18966  ("InTandem"),  DAVID B. HURWITZ, an
individual  having an address at 48 Dalton Way, Holland,  PA 18966  ("Hurwitz"),
RICHARD G. DE HAVEN, an individual having an address at 4601 Province Line Road,
Princeton,  NJ 08540 ("De Haven"),  and ANTHONY SGROI,  an individual  having an address at 27 Mt. Eagle Drive,  Penfield,  New York 14526 ("Sgroi") (Hurwitz, De
Haven and Sgroi are sometimes  referred to  individually  as the "Principal" and collectively as the "Principals").

                                    RECITALS:

     WHEREAS,  Cognigen  is in  the  business  of  marketing  telecommunications products and services; and

     WHEREAS,    InTandem    was   formed   for   the   purpose   of   marketing
telecommunications services; and

     WHEREAS,  InTandem  desires to obtain a series of loans from  Cognigen  and
Cognigen desires to lend to, or invest in, InTandem;

     WHEREAS, the Principals have or will have an ownership interest in InTandem and desire to be employed  and  provide  for the  management  and  operation  of
InTandem;

     NOW, THEREFORE, it is agreed as follows:

1.   FUNDING BY COGNIGEN

1.1  Funding. Subject to the terms and conditions herein, Cognigen shall provide up to  $448,093  in a series of loans  ("Loans"  or "Loan") to  InTandem in accordance with Schedule A.

1.2  Discontinuance of the Funding.  Notwithstanding any other provision of this
     Agreement to the  contrary,  Cognigen  shall provide the first four monthly
     Loans in  accordance  with  Schedule A.  Thereafter,  upon 30 days  written notice,  Cognigen may cancel its obligation to provide further Loans should
     InTandem fail to attain a performance level of at least  seventy-five (75%)
     percent of its revenue and profit and loss projections for any month as set forth  on  Schedule  B  ("Financial  Model").  If  Cognigen,  at  its  sole discretion,  elects to terminate further loans under this condition,  it is understood  that  Cognigen  will  continue to perform the  responsibilities specified in Schedule C, with no cost  allocations back to InTandem through
     September 30, 2004.

1.3  Promissory Notes.  Each Loan shall be represented by a separate  promissory note, in the form of Schedule D, bearing an interest rate of 7.5% per annum
     ("Promissory Note") (all the Promissory Notes are collectively  referred to as the "Promissory  Notes").  The principal and interest of each Promissory
     Note shall be due from InTandem in 12 equal monthly installments commencing twelve months after the last Promissory Note is issued. Repayments shall be applied  first to interest and then to principal  of each  Promissory  Note individually,  in the order in which such Promissory Note was issued;  and, subject to the conversion rights of Cognigen set forth in Section 1.4, each
     Promissory  Note shall be deemed  satisfied  when the payment of  principal plus accrued  interest  allocable to such Promissory Note has been received by Cognigen.  Each Promissory Note shall be secured by the pledge of all of the InTandem common stock owned directly or beneficially by the Principals.

1.4  Conversion of the Promissory  Notes.  If Cognigen makes all the Loans under this  Agreement,  all of the Promissory  Notes shall be, at Cognigen's sole option, convertible into InTandem common stock commencing anytime after the final Loan is made,  but not later than 12 months after the last payment on all of the Loans has been  received by  Cognigen.  The total  principal  of
     $448,093 plus any interest  accrued  thereon loaned by Cognigen to InTandem shall be convertible into 49% of InTandem's  outstanding common stock as of the date of conversion. If Cognigen chooses to convert the Promissory Notes into InTandem common stock, any payments received by Cognigen from InTandem for repayment of principal and/or interest on the Promissory Notes shall be returned in full to InTandem.

1.5  Failure to Convert the  Promissory  Notes.  Should  Cognigen  choose not to convert  the  Promissory  Notes  into  InTandem  common  stock,  InTandem's obligation  to repay the  Promissory  Notes will be  discounted  by a value equal  to 25% of the net  income  realized  by  Cognigen  from  the sale of
     Cognigen  services  through the 1+ long distance  Cognigen  Resale Division created pursuant to Section 6 hereof (the "CRD") (e.g., CogniPhone, ld.net)
     through  InTandem's  efforts  after the Closing Date defined in Section 7.1 hereof. This income sharing formula will continue for income generated from
     InTandem's  efforts for a period of one year after  Cognigen's  decision to terminate  further  funding  or  Cognigen's  decision  to not  convert  the
     InTandem Promissory Notes, whichever is later.

1.6  Repayment of Loans.  Should  Cognigen  discontinue  further  lending due to
     InTandem's   failure  to  meet  InTandem's  revenue  and  profit  and  loss projections,  then the principal and interest of each Promissory Note shall be due from InTandem in 12 equal monthly  installments  (discounted  by the formula  above)  commencing  one year  after  the last  Promissory  Note is issued. Repayments shall be applied first to interest and then to principal of each Promissory Note individually, in the order in which such Promissory
     Note was issued;  and,  subject to the  conversion  rights of Cognigen  set forth in Section 1.4, each Promissory  Note shall be deemed  satisfied when the payment of principal plus accrued interest allocable to such Promissory
     Note has been received by Cognigen.  Each  Promissory Note shall be secured per Section 1.3.

1.7  Restrictions on Issuance of Additional Debt or Equity. Prior to the Closing
     Date and during the time  Cognigen is: (i) a holder of any unpaid  InTandem
     Promissory  Notes,  (ii) an  InTandem  shareholder  or (iii) has a right to acquire  InTandem's  common stock,  InTandem  shall not issue,  without the prior written  consent of Cognigen,  any debt,  equity or other  securities that can be converted into equity securities of InTandem.

1.8  Restrictions  on  Transfers.  Prior to the Closing Date and during the time
     Cognigen  is (i) a holder  of unpaid  InTandem  promissory  notes,  (ii) an
     InTandem  shareholder  or (iii) has a right to  acquire  InTandem's  common stock, the Principals  shall not sell or otherwise  transfer an interest in any shares of InTandem common stock or other equity  securities of InTandem owned or controlled by the Principals  without the prior written consent of
     Cognigen.   The  above  prohibitive   terminology  shall  not  prevent  the
     Principals  from an adjustment of their common stock  ownership in InTandem among the Principals.

2.   BOARD OF DIRECTORS

     During the time Cognigen is: (i) a holder of an unpaid InTandem  Promissory
Note,  (ii) an InTandem  shareholder or (iii) has a right to acquire  InTandem's common stock, Cognigen shall have the right to designate two of the directors on
InTandem's  board of directors.  In no event,  during such period of time, shall
InTandem's  board of  directors  ever  exceed  five  (including  the two persons designated by Cognigen). Notwithstanding any provision of InTandem's Certificate of  Incorporation,  By-Laws,  or the  Delaware  General  Corporation  Law to the
contrary,  (a) all decisions made by the InTandem's  board of directors shall be approved by a vote of not less than 80% of InTandem's  board of  directors;  and
(b) a  minimum  of four  directors  shall be  required  to have a quorum  at any
InTandem's board of directors'  meeting. On or before the Closing Date, InTandem and the  Principals  agree  and  covenant  to amend  InTandem's  By-Laws  and/or
Certificate of Incorporation to reflect the terms of this Section.

3.   BUSINESS PLAN AND FINANCIAL STATEMENTS

     As of the date hereof,  InTandem and the  Principals  represent and warrant that  InTandem's  financial  condition is, and will be as of the date of Closing defined in Section 7.1  hereof,  as set forth in the  business  plan and balance sheet annexed hereto in Schedule E.

4.   Employment AND NONCOMPETITION Agreements

     Prior  to the  Closing  Date,  InTandem  will  enter  into  employment  and noncompetition  agreements with Hurwitz and DeHaven,  substantially  in the form annexed hereto in Schedule F. On the Closing Date,  Cognigen shall enter into an employment and  noncompetition  agreement with Sgroi  substantially  in the form annexed hereto in Schedule F.

5.   Stock PURCHASE AND non-qualified STOCK Options

5.1  Cognigen Option to Purchase Additional InTandem Common Stock. Provided that
     Cognigen has  exercised  its  conversion  rights  under  Section 1.4, on or before April 1, 2005 or the date  Cognigen's  conversion  rights  expire as provided in Section 1.4,  whichever is later,  but no earlier than April 1,
     2004,  Cognigen shall have the right to acquire all the outstanding  common stock of InTandem from the Principals in InTandem.  The price that Cognigen shall  pay for such  common  stock  shall be equal to four  times the gross revenue  generated  by  InTandem  for the last  three  months  prior to the acquisition  of the InTandem  common stock by Cognigen,  multiplied by 51%.
     Said gross revenue for the said quarter shall exclude  revenue derived from sales  of  Cognigen  products  and  services  generated  by (a)  Cognigen's
     Internet  websites  (except those created for InTandem and/or the CRD), (b)
     affinity  programs,  or (c) other  programs  resulting  from the efforts or initiatives of Cognigen management or independent representatives' contacts and efforts.  Cognigen  shall have the right to pay the purchase  price by:
     (i) issuing its common stock based upon the average of the last sale prices of the  preceding  fifteen  trading  days;  (ii) in cash  or;  (iii) in any combination thereof. If Cognigen elects to convert its debt, as represented by the Promissory  Notes,  to equity in accordance with Section 1.4 hereof, and  otherwise  elects not to  purchase  the balance of  InTandem's  common stock,  then Cognigen and the Principals of InTandem would continue to earn
     the  percentage  of  InTandem's  net  income  that   corresponds  to  their
     respective equity positions in InTandem.

5.2  Principals'  Non-Qualified Stock Options in Cognigen.  The Principals shall also receive  options to purchase an aggregate of 180,000  shares  (options for 60,000 shares to each of the Principals) of Cognigen's  common stock in the form of  non-qualified  stock options grants annexed hereto as Schedule
     G. Such stock options will expire  valueless if InTandem  fails to meet its revenue  and profit and loss  projections  included  in  Schedule B of this
     Agreement.

6.   Cognigen resale Division

     Prior to the  Closing  Date,  Cognigen  has  organized  a 1+ long  distance reseller known as Cognigen Resale Division (the "CRD").  The CRD shall either be a division of Cognigen or a wholly-owned subsidiary of Cognigen.

6.1  CRD's Mission, Authority and Responsibilities.  CRD has been created by the
     Cognigen   Board  of  Directors,   and  is  vested  with  all   managerial,
     administrative,    marketing,   sales,   billing,   credit   authorization,
     collection,  customer service,  carrier  provisioning,  rate setting,  call
     rating,   jurisdictional   permitting,   network   creation,   and  overall
     operational  authority  necessary and proper for the resale of domestic and international 1+ long distance  telephone  service for Cognigen.  CRD shall have  the  authority,  subject  to the  Board  of  Directors  policies,  to contract,  in the name of and on  behalf  of  Cognigen,  with  third  party providers and carriers including CST for services as may be appropriate and efficient.

6.2  Management.  CRD shall be under the  managerial  authority  and guidance of
     Sgroi who shall be  designated  President  of the CRD.  Sgroi shall  report directly to Cognigen's  CEO and Board of  Directors.  Sgroi shall have full
     and  specific   responsibility   for:   (i)   completing   all   permitting
     (certificates  of convenience  and necessity) in all target  jurisdictions,
     (ii)  marketing,  sales,  product and service  development  and management,
     (iii)  contracting  with  carriers,  retail rate setting that maximizes net earnings while being consistent with market competition and development and implementation of least cost routing for all of its interstate,  intrastate and  international  traffic,  and (iv)  coordinating  the  development  and integration  of all systems and  applications  necessary  for the efficient operation of the CRD.  InTandem  shall provide  consulting  services at all levels to assist the CRD in  fulfilling  its mission  and  responsibilities through the overall  transition of a substantial  part of Cognigen's  sales production from master agency status to proprietary reseller revenue.

6.3  Bonus  Option.  In the event a third party  introduces  a large  affiliated group of subscribers to Cognigen that requires the specialized  product and service management of InTandem,  and Cognigen agrees to pay a gross revenue commission  to that  third  party and  sponsoring  entity at the level of a super  agency,  the  InTandem  Principals  shall  receive as a separate and additional bonus a 15% share of the total  commission  payable to the super agency and sponsoring entity by Cognigen.  Revenue and net earnings derived from such a group of  affiliated  subscribers  shall be  excluded  from all revenue and net earnings otherwise used to base bonuses, options, repayment of debt  discounts  and  other  compensation  payable  to  InTandem  or the
     Principals.

7.   Closing

7.1  Closing  Date.  The  closing  of  the  transactions  contemplated  by  this
     Agreement  (the "Closing  Date") will take place at the offices of Cognigen
     Networks, Inc. at 7001 Seaview Avenue, N.W., Suite 210, Seattle, Washington
     on or before April 1, 2003 at 10:00 a.m.,  or after all  conditions  to the parties'  obligations set forth in Section 10 hereof have been satisfied or waived by the party entitled to the benefit of such condition.  The Closing may take  place at such other  place and on such other date as is  mutually agreeable to Cognigen, InTandem, and the Principals.

7.2  General  Procedure.  At the Closing,  each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Section 10 hereof and such other  documents,  instruments  and materials
     (or complete and accurate  copies  thereof,  where  appropriate)  as may be reasonably  required in order to  effectuate  the intent and  provisions of this Agreement, and all such documents,  instruments and materials shall be satisfactory in form and substance to counsel for the receiving party.

8.   Representations and Warranties

8.1  Representations and Warranties of InTandem and the Principals. InTandem and
     the Principals hereby represent and warrant to Cognigen that:

     (a)  Incorporation  and Corporate  Power.  InTandem is a  corporation  duly incorporated,  validly existing and in good standing under the laws of the  State of  Delaware  and has all  requisite  corporate  power  and authority to enter into the transactions contemplated herein.

     (b)  Execution,  Delivery;  Valid and  Binding  Agreement.  The  execution, delivery  and  performance  of  this  Agreement  by  InTandem  and the consummation of the  transactions  contemplated  hereby have been duly and validly authorized by the Board of Directors of InTandem,  and its stockholders,  and no other proceedings on their part are necessary to authorize the execution,  delivery and  performance of this Agreement.
          This  Agreement  has been duly  executed and delivered by InTandem and the  Principals,  and  assuming  that this  Agreement is the valid and binding  agreement  of  Cognigen,  constitutes  the valid and  binding obligation of InTandem and the  Principals,  enforceable in accordance with  its  terms,  except  as  such  enforcement  may  be  limited  by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

     (c)  Authority;  No Breach.  InTandem has the requisite corporate power and authority  to execute and deliver  this  Agreement  and to perform its obligations hereunder. The execution, delivery and performance of this
          Agreement by InTandem and the Principals and the  consummation  of the transactions contemplated hereby do not conflict with or result in any breach of any of the  provisions  of, or  constitute a default  under, result  in a  violation  of,  result  in the  creation  of a right  of termination or acceleration or any lien, security interest,  charge or authorization,  consent,  approval,  exemption  or other  action by or notice to any court or other  governmental  body, under the provisions of the  Certificate  of  Incorporation  or Bylaws of  InTandem  or any
          indenture,  mortgage,  lease,  loan agreement,  employment  agreement, noncompetition  agreement or other  agreement or  instrument  by which
          InTandem or the Principals are bound or affected, or any law, statute, rule or regulation or order,  judgment or decree to which  InTandem or the Principals are subject.  No consent,  approval or authorization of any governmental or regulatory authority is required to be obtained by
          InTandem in connection with its execution, delivery and performance of this Agreement.

     (d)  Brokerage.  No third party shall be entitled to receive any  brokerage commissions,  finder's fees, fees for financial  advisory  services or similar compensation in connection with the transactions  contemplated by this Agreement  based on any arrangement or agreement made by or on behalf of InTandem or the Principals.

     (e)  Authorized  Capital.  The  authorized  equity  securities  of InTandem consist of 1000 shares of common stock,  par value $.01 per share,  of which 510 shares are  issued  and  outstanding  as of the date of this
          Agreement.  The  Principals  are and will be on the  Closing  Date the record and  beneficial  owners and holders of 510 shares of the common stock  of  InTandem  free  and  clear  of all  Encumbrances.  With the exception  of the shares of common stock owned by the  Principals,  no other  shares  of common  stock of  InTandem  have been  issued or are outstanding. All of the outstanding equity securities of InTandem have been  duly  authorized  and  validly  issued  and are  fully  paid and nonassessable.  There are no contracts relating to the issuance, sale, or transfer of any equity  securities or other  securities of InTandem or  options  or rights to acquire  any  common  stock or other  equity securities of InTandem.  None of the outstanding  equity securities or other securities of InTandem was issued in violation of the Securities
          Act of 1933.

     (f)  Financial  Statements.  InTandem and the Principals  have delivered to
          Cognigen an unaudited  proforma  balance sheet of InTandem as of April
          1, 2003,  reflecting  the first Loan as per  Schedule A. Such  balance sheet fairly presents the financial  condition of InTandem as of April
          1, 2003. Such balance sheet is included for reference in Schedule E.

     (g)  No  Undisclosed  Liabilities.  Except  for the  liabilities  listed in
          Schedule E and Schedule H, InTandem has no  liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) in excess of $5,000.

     (h)  Taxes.

     (i)  Tax  Returns.  InTandem  has  filed or caused to be filed (on a timely basis since its inception) all tax returns ("Tax Returns") that are or were  required  to be filed by or with  respect  to  InTandem,  either separately  or as a member  of a group of  corporations,  pursuant  to applicable  legal  requirements.  InTandem has paid, or made provision for the  payment  of,  all  taxes  that  have or may have  become  due pursuant  to those  Tax  Returns  or  otherwise,  or  pursuant  to any assessment received by InTandem and the Principals, except such Taxes, if any,  that  are  being  contested  in good  faith  and as to  which adequate  reserves  (determined  in  accordance  with  GAAP) have been provided in the balance sheet attached as Schedule E.

     (ii) Tax Withholdings.  All taxes that InTandem is or was required by legal requirements  to  withhold  or  collect  have  been duly  withheld  or collected  and, to the extent  required,  have been paid to the proper governmental body.

     (i)  No Material  Adverse  Change.  Since the date of the proforma  balance sheet attached as Schedule E, there has not been any material  adverse change in the business, operations,  properties, prospects, assets, or condition  of  InTandem,  and no event has  occurred  or  circumstance exists that may result in such a material adverse change.

8.2  Representations and Warranties of Cognigen.  Cognigen hereby represents and warrants to InTandem that:

     (a)  Incorporation  and Corporate  Power.  Cognigen is a  corporation  duly incorporated,  validly existing and in good standing under the laws of the  State  of  Colorado,  with  the  requisite  corporate  power  and authority  to enter into this  Agreement  and perform its  obligations hereunder.

     (b)  Execution,  Delivery;  Valid and  Binding  Agreement.  The  execution, delivery  and  performance  of  this  Agreement  by  Cognigen  and the consummation of the  transactions  contemplated  hereby have been duly and validly authorized by all requisite corporate action, and no other corporate  proceedings  on its part are  necessary  to  authorize  the execution,  delivery or performance of this Agreement.  This Agreement has been duly executed and delivered by Cognigen and  constitutes  the valid and binding  obligation of Cognigen,  enforceable  in accordance with  its  terms,  except  as  such  enforcement  may  be  limited  by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

     (c)  Authority; No Breach. The execution,  delivery and performance of this
          Agreement  by  Cognigen  and  the  consummation  by  Cognigen  of  the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration  or any lien,  security  interest,  charge or encumbrance upon any assets of Cognigen,  or require any  authorization,  consent, approval, exemption or other action by or notice to any court or other
          governmental   body,   under  the   provisions   of  the  Articles  of
          Incorporation or Bylaws of Cognigen or any indenture, mortgage, lease, loan  agreement or other  agreement or instrument by which Cognigen is bound or affected,  or any law, statute,  rule or regulation or order, judgment or decree to which Cognigen is subject. No consent,  approval or  authorization  of any  governmental  or  regulatory  authority  is required to be obtained by Cognigen in connection  with its execution, delivery and performance of this Agreement.

     (d)  Brokerage.   Other  than   possible   fee   obligations   to  Combined
          Telecommunications Consultancy, Ltd., no third party shall be entitled
          to  receive  any  brokerage  commissions,   finder's  fees,  fees  for
          financial advisory services or similar compensation in connection with
          the   transactions   contemplated  by  this  Agreement  based  on  any
          arrangement or agreement made by or on behalf of Cognigen.

9.   Covenants

     9.1  Covenants of InTandem and the Principals.  InTandem and the Principals
          agree to observe each term set forth in this Agreement and agree that, from  the  date  hereof  until  the  Closing  Date,  unless  otherwise consented to by Cognigen in writing:

          (a)  InTandem shall not, directly or indirectly, sell, pledge, dispose of or  encumber  any  assets,  except in the  ordinary  course of business.

          (b)  InTandem  and  the   Principals   shall  take  all   commercially
               reasonable actions necessary to cause the conditions set forth in
               Section 10.1 to be satisfied and to consummate  the  transactions contemplated  herein  as soon as  reasonably  possible  after the satisfaction thereof (but in any event within three business days of such date).

9.2  Covenants  of Cognigen.  Cognigen  shall take all  commercially  reasonable actions  necessary to cause the  conditions set forth in Section 10.2 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof (but in any event within three business days of such date).

10.  Conditions to Closing

10.1 Conditions  to  Cognigen's  Obligations.  The  obligation  of  Cognigen  to consummate the  transactions  contemplated  by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

     (a)  The  representations  and  warranties  set forth in Section 8.1 hereof shall be true and  correct in all  material  respects at and as of the
          Closing Date as though then made, except that any such  representation or warranty  made as of a specified  date (other than the date hereof)
          shall only need to have been true on and as of such date;

     (b)  InTandem  and the  Principals  shall have  performed  in all  material respects all of the covenants and agreements  required to be performed and complied with by them under this Agreement prior to the Closing;

     (c)  InTandem shall have obtained,  or caused to be obtained,  each consent
          and  approval   required  in  order  to  complete   the   transactions
          contemplated hereby.

     (d)  There  shall not be  threatened,  instituted  or pending any action or proceeding,  before  any court or  governmental  authority  or agency, domestic or foreign,  challenging  or seeking to make  illegal,  or to delay or otherwise  directly or indirectly  restrain or prohibit,  the consummation  of the  transactions  contemplated  hereby or seeking to obtain material damages in connection with such transactions.

     (e)  On the Closing Date,  InTandem will have delivered to David B. Hurwitz and Richard G. De Haven  their  Employment  Agreements  referred to in
          Section 4 of this Agreement.

     10.2 Conditions  to  InTandem's  and  the  Principal's   Obligations.   The
          obligations   of  InTandem  and  the   Principals  to  consummate  the
          transactions  contemplated  by  this  Agreement  are  subject  to  the satisfaction  of the  following  conditions  on or before the  Closing
          Date:

          (a)  The  representations  and  warranties  set forth in  Section  8.2 hereof will be true and correct in all  material  respects at and as of the Closing as though then made;

          (b)  Cognigen  shall have  performed in all material  respects all the covenants  and  agreements  required to be  performed by it under this Agreement prior to the Closing;

          (c)  There shall not be  threatened,  instituted or pending any action or  proceeding,  before any court or  governmental  authority  or agency,  domestic  or  foreign,  challenging  or  seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit,  the consummation of the  transactions  contemplated hereby or seeking to obtain  material  damages in connection with such transactions; and

          (d)  On  the  Closing  Date,  Cognigen  will  have  delivered  to  the
               Principals:

               (i)  the  Employment  Agreement of Anthony  Sgroi  referred to in
                    Section 4 of this Agreement; and

               (ii) the options referred to in Section 5.2 of this Agreement.

11.  Termination; Effect of Termination

     11.1 Termination. This Agreement may be terminated at any time prior to the
          Closing:

          (a)  by the mutual consent of Cognigen, InTandem and the Principals;

          (b)  by either  Cognigen or InTandem and the  Principals  if there has been a material  misrepresentation,  breach of warranty or breach of  covenant  on the part of the  other  in the  representations, warranties and covenants set forth in this Agreement;

          (c)  by  either  Cognigen  or  InTandem  and  the  Principals  if  the
               transactions  contemplated  hereby have not been  consummated  by
               April 15, 2003;  provided that, neither Cognigen nor InTandem and the  Principals  will be entitled  to  terminate  this  Agreement pursuant to this Section  11.1(c) if such party's  willful breach
               of  this  Agreement  has  prevented  the   consummation   of  the
               transactions contemplated hereby; or

          (d)  by Cognigen if,  after the date  hereof,  there shall have been a material adverse change in the condition of InTandem or the death or  disability  of one of the  Principals  or if,  after the date hereof,  an event shall have occurred which, so far as reasonably can be foreseen,  would result in any such change,  except to the extent such change is directly caused by Cognigen; or

          (e)  by bankruptcy, receivership or complete liquidation of InTandem.

     11.2 Effect of  Termination.  In the event of termination of this Agreement by either  Cognigen  or  InTandem  and the  Principals  as provided in
          Section 11.1,  this Agreement  shall become void and there shall be no liability  on the part of  Cognigen,  InTandem or the  Principals,  or their respective  stockholders,  officers,  or directors,  except that
          Sections  8.1(d),   8.2(d),   12,  and  13.6,   hereof  shall  survive
          indefinitely,  and except  with  respect to willful  breaches  of this
          Agreement prior to the time of such termination.

12.  Survival; Indemnification

     12.1 Survival.  The covenants,  representations and warranties contained in this Agreement shall survive the closing.

     12.2 Indemnification  by  InTandem.  InTandem and the  Principals  agree to indemnify  Cognigen with respect to, and hold Cognigen  harmless from, any  loss,  liability  or  expense  (including,  but not  limited  to, reasonable legal fees) which Cognigen may directly or indirectly incur or suffer  prior to or  following  the  Closing by reason of, or which results,  arises  out of or is based  upon (a) the  inaccuracy  of any representation  or warranty made by InTandem or the Principals in this
          Agreement,  or (b) the failure of InTandem or the Principals to comply with  any  covenants  or other  commitments  made by  InTandem  or the
          Principals in this Agreement.

     12.3 Indemnification by Cognigen. Cognigen agrees to indemnify InTandem and the  Principals  with respect to, and hold InTandem and the Principals harmless  from,  any loss,  liability or expense  (including,  but not limited to,  reasonable  legal fees) which  InTandem or the Principals may directly or  indirectly  incur or suffer prior to or following the
          Closing by reason of, or which results, arises out of or is based upon the (a) the  inaccuracy  of any  representation  or  warranty  made by
          Cognigen in this  Agreement,  or (b) the failure of Cognigen to comply with any covenants made by Cognigen in this Agreement.

     12.4 Legal Proceedings.  In the event Cognigen,  InTandem or the Principals
          become  involved  in  any  legal,   governmental   or   administrative
          proceeding which may result in indemnification claims hereunder,  such party  shall  promptly  notify the other  party in writing and in full detail of the filing, and of the nature of such proceeding.  The other party may, at its option and expense,  defend any such  proceeding  if the  proceeding  could  give  rise  to an  indemnification  obligation hereunder.  If the other  party  elects to defend any  proceeding,  it shall have full control over the conduct of such proceeding,  although the party  being  indemnified  shall  have the  right to retain  legal counsel at its own  expense  and shall  have the right to approve  any settlement  of any dispute  giving rise to such  proceeding,  provided that such approval may not be withheld unreasonably by the party being indemnified.  The party being indemnified  shall reasonably  cooperate with the indemnifying party in such proceeding.

13.  Miscellaneous Provisions

     13.1 Press Releases and Announcements.  Prior to the Closing Date, InTandem
          and the  Principals  shall not issue  any press  release  (or make any
          other  public   announcement)   related  to  this   Agreement  or  the
          transactions  contemplated  hereby  or make  any  announcement  to the employees,  customers or suppliers of InTandem  without  prior written approval of Cognigen.

     13.2 Expenses. Except as otherwise expressly provided for herein, InTandem, the  Principals,  and  Cognigen  will  pay all of their  own  expenses
          (including  attorneys' and  accountants'  fees in connection  with the negotiation of this  Agreement,  the  performance of their  respective
          obligations   hereunder  and  the  consummation  of  the  transactions
          contemplated by this Agreement (whether consummated or not).

     13.3 Further Assurances.  Cognigen, InTandem and the Principals agree that, on and after the Closing Date, they shall take all appropriate  action
          (without  incurring  any  out-of-pocket   expenses)  and  execute  any
          documents,  instruments  or  conveyances  of  any  kind  which  may be reasonably  necessary or advisable to carry out any of the  provisions hereof.

     13.4 Amendment  and  Waiver.  This  Agreement  may not be amended or waived except in a writing executed by the party against which such amendment or waiver is sought to be  enforced.  No course of dealing  between or among any persons having any interest in this Agreement will be deemed effective to modify or amend any part of this  Agreement or any rights or obligations of any person under or by reason of this Agreement.

     13.5 Notices. All notices,  demands and other communications to be given or delivered  under or by reason of the provisions of this Agreement will be in writing  and will be deemed to have been  given when  personally delivered  or three  business  days after being  mailed by first class
          U.S. mail, return receipt requested,  or when receipt is acknowledged, if  sent by  facsimile,  telecopy  or  other  electronic  transmission device.  Notices,  demands and communications to Cognigen and InTandem and the  Principals  will,  unless  another  address is  specified  in writing, be sent to the address indicated below:

            To Cognigen:            7001 Seaview Avenue, N.W., Suite 210
                                    Seattle, Washington 98117
                                    Attention:  Darrell H. Hughes
                                    Facsimile:  (206) 297-3901

            To InTandem
            and the Principals:     David B. Hurwitz, CEO
                                    48 Dalton Way
                                    Holland, PA  18966
                                    Attention: David B. Hurwitz
                                    Facsimile: 215-504-8009

            With a copy to:         David Lacher, Esq.
                                    46 Sara Lane
                                    New Rochelle, NY 10804
                                    Facsimile:  914-576-2619

     13.6 Governing Law; Choice of Forum.

          (a)  Governing Law. This Agreement  shall be construed and governed in accordance  with the laws of the  State  of  Washington,  without regard  to  conflicts  of  laws  principles;  and  all  questions concerning  this  Agreement,  including,  but not limited to, the
               execution,   interpretation  and  performance  hereof,  shall  be
               subject to such governing law.

          (b)  Forum For Disputes.  The parties to this Agreement  hereby submit now and forever to the  jurisdiction of the Courts of King County of the State of Washington in connection  with any action arising in connection with this Agreement. The parties further agree that any action with respect to this  Agreement  shall be brought only in the Courts of King County of the State of  Washington,  and no
               party shall have any objection to the jurisdiction of such courts or shall be permitted  to raise any defense or argument  that any action has been brought in an inconvenient forum.

     13.7 Unenforceable  Provisions.  If any  provision  of  this  Agreement  is determined to be legally invalid,  inoperative or unenforceable,  only that  particular  provision shall be affected,  and the  determination shall  have  no  effect  whatsoever  on any  other  provision  of this
          Agreement,  and all other  provisions  shall  remain in full force and effect and fully enforceable. If any provision of this Agreement is so broad as to be  unenforceable,  such provision shall be interpreted to be only as broad as is enforceable.

     13.8 No Assignment.  Except as expressly  provided  herein,  the rights and obligations  under this  Agreement  may not be assigned  by  Cognigen,
          InTandem or by any Principal  except with the prior written consent of each of the other parties  hereto.  This  Agreement is made solely for the benefit of the parties,  and no other person shall acquire or have any right under or by virtue of this Agreement.

     13.9 Multiple Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts,  each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     13.10Headings.  The  headings  in this  Agreement  have been  inserted as a matter of convenience and shall not affect the construction hereof.

     13.11Entire Agreement;  Modification In Writing. This Agreement is intended by the  parties  as a final  expression  of  their  agreement,  and is intended to be a complete and exclusive statement of the agreement and understanding  of the parties  hereto in respect of the subject matter contained herein.  This Agreement  supersedes all prior agreements and understandings  among the parties with respect to such subject matter, including,  in particular,  the Term Sheet dated March 11, 2003.  This
          Agreement shall be binding upon Cognigen, its successors and permitted
          assigns,   InTandem,   its  successors  and  permitted  assigns,   the
          Principals,  their permitted assigns,  heirs, devisees,  executors and administrators,  and upon any transferees  pursuant to this Agreement.
          This  Agreement  may not be modified  except in a written  instrument, duly executed by each of the parties hereto.

                          [Signatures on following page]

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date first written above.

                                       COGNIGEN NETWORKS, INC.

                                       By:    /s/ Darrell H. Hughes
                                            ----------------------------------------
                                            Darrell H. Hughes

                                       Title:  President

                                       DAVID B. HURWITZ, Individually

                                       /s/ David B. Hurwitz
                                       ---------------------------------------

                                       RICHARD G. DEHAVEN, Individually

                                       /s/ Richard G. De Haven
                                       ---------------------------------------

                                       ANTHONY SGROI, Individually

                                       /s/ Anthony Sgroi
                                       ---------------------------------------

                                       INTANDEM COMMUNICATIONS CORP.

                                       By:  /s/ David B. Hurwitz
                                            ----------------------------------
                                            David Hurwitz

                                       Title:  Chief Executive Officer

                                   SCHEDULE A

                                  LOAN SCHEDULE

The initial funding of the Corporation shall be by Cognigen as follows:

  Monthly     Installments

  Month 1   $    84,073.55

  Month 2   $    78,471.80

  Month 3   $    66,393.79

  Month 4   $    60,462.80

  Month 5   $    61,014.49

  Month 6   $    50,165.60

  Month 7   $    40,510.64

  Month 8   $     5,000.00

  Month 9   $     2,000.00

                                   SCHEDULE C

                            COGNIGEN RESPONSIBILITIES

Cognigen agrees to provide:

(a)  the benefits of certain  facilities  controlled by Cognigen rent-free for a period of twelve (12) months;

(b)  the benefits of any underlying  carrier agreements to which Cognigen or any of its Affiliates may be a party, at cost;

(c)  the benefits of any  operational  agreements  with CST or the CRD, at cost;
     and

(d)  other in-kind services  performed by Cognigen.  Such in-kind services shall
     include,  without  limitation,   billing  and  call  rating,   commissions,
     certifications,   provisioning,  customer  service  and  credit/collections
     functions,  information  technology support,  and web development of custom order-entry and associated reporting systems.

                                   SCHEDULE D

                                PROMISSORY NOTES

THIS  SECURITY AND ANY SHARES OF COMMON STOCK  ISSUABLE  UPON THE  CONVERSION OF
THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF
1933, AS AMENDED,  OR ANY STATE SECURITIES  LAWS.  NEITHER THIS SECURITY NOR ANY
PORTION HEREOF MAY BE OFFERED,  SOLD OR DELIVERED  EXCEPT IN COMPLIANCE WITH THE
REGISTRATION  PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE  EXEMPTION FROM
SUCH REGISTRATION PROVISIONS,  THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO
THE SATISFACTION OF THE COMPANY. TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN
CONDITIONS SET FORTH IN THE NOTE.

                          INTANDEM COMMUNICATIONS CORP.

                     7.5% Secured Convertible Note due 200_

No. ______                                      Principal Amount:  $__________

                                               Issue Date: _____________, 2003

     INTANDEM  COMMUNICATIONS  CORP., a Delaware  corporation  (the  "Company"), promises to pay to COGNIGEN NETWORKS, INC. or registered assigns ("Holder"), the principal amount of $____________ Thousand Dollars ($________) on __________ __,
200_ (the "Due Date"). This Note is one of the duly authorized issue of Notes of the Company, limited in aggregate principal amount to $448,093,  issued or to be issued by the Company to the Holder.

1.   Interest.  The Company  promises to pay interest on the principal amount of this Note at the interest rate of 7.5% per annum.  The Company will pay the principal  and  interest  on this  Note in 12  equal  monthly  installments commencing  12 months  after the last of the Notes is issued by the Company to the Holder. Interest on this Note will accrue from the Issue Date above.
     Interest  will be computed on the basis of a 360-day year of twelve  30-day months.  Notwithstanding  this  paragraph,  the Holder  shall  forfeit  any accrued  interest  rate if it  exercises  its  conversion  right  set forth herein.

2.   Method of Payment.  The Company will pay principal and interest in money of the United  States that at the time of payment is legal  tender for payment of public and private  debts.  However,  the Company may pay  principal and interest by its check payable in such money.  It may mail an interest check to the Holder's registered address. If the Company defaults in a payment of interest on the Notes,  it shall pay the defaulted  interest to Holder on a subsequent special record date selected by the Company.

3.   Collateral.  David B.  Hurwitz,  Richard G. De Haven and Anthony Sgroi (the
     "Principals") have entered into a Pledge Agreement dated April 1, 2003 (the
     "Pledge  Agreement"),  pledging  all of the issued and  outstanding  common stock of the Company to secure the obligations under this Note.

4.   Conversion.  The  aggregate  of all the  Notes in the  principal  amount of
     $448,093  are  convertible  into 49% of the issued and  outstanding  common stock of the Company. The Holder may convert the Notes into common stock of the  Company at any time  before the close of business on a date that is 12 months after the last payment on the Notes.

     To convert  the Notes the Holder  must:  (1) have  loaned the  Company  the amount of no less than  $448,093  evidenced by the Notes,  (2) complete and sign the conversion  notice on the back of the Notes,  (3) surrender the Notes to the
Company, and (3) furnish appropriate endorsements or transfer documents required by the  Company.  The Holder may not  convert  the Notes if the total  principal amount represented by the Notes is less than $448,093.

     No adjustment will be made for accrued interest on a converted Note and, as full  payment  for the 49% of the issued  and  outstanding  common  stock of the
Company, all principal and interest will be forfeited by the Holder in the event of conversion of the Notes.

     The Company shall reserve out of its authorized  but unissued  common stock or its common stock held in treasury enough shares of common stock to permit the conversion  of the Notes.  All shares of common  stock  which may be issued upon conversion of the Notes shall be fully paid and non-assessable.

     The Notes will not entitle  the Holder to vote on any matter  voted on at a meeting of the Company's shareholders.

5.   Transfer.  The Notes cannot be  transferred  by the Holder unless the Notes are  registered  under  the  United  States  Securities  Act of  1933 or an exemption  from  registration  is  available.  In order  for the  Holder to transfer the Notes pursuant to an exemption,  the request for transfer must be accompanied by evidence satisfactory to the Company that an exemption is available  for the  transfer,  which may include an opinion of counsel or a no-action letter from the Securities and Exchange Commission.  In addition, the  Company  may  require  the  Holder,  among  other  things,  to furnish appropriate  endorsements  and transfer  documents  and to pay any required taxes and fees.

6.   Persons Deemed Owners.  The Holder of a Note or the Notes may be treated as the owner of it for all purposes.

7.   Defaults and Remedies. An "Event of Default" occurs if:

     (1)  the  Company  defaults in the payment of interest on any Note when the same becomes due and payable and the default continues for a period of
          30 days after written notice thereof;

     (2)  the Company  defaults in the payment of the principal of any Note when the same  becomes  due and payable at  maturity,  upon  redemption  or otherwise;

     (3)  the  Company or the  Principals  fail to comply  with any of its other agreements  in the  Note  or the  Pledge  Agreement  and  the  default continues for the period and after the notice specified below;

     (4)  the Company  pursuant to or within the meaning of any  Bankruptcy  Law
          (a) commences a voluntary  case, (b) consents to the entry of an order for relief  against it in an  involuntary  case,  (c)  consents to the appointment  of a Custodian of it or for all or  substantially  all of its property, or (d) makes a general assignment for the benefit of its creditors; or

     (5)  a court of competent  jurisdiction enters an order or decree under any
          Bankruptcy  Law that  (a) is for  relief  against  the  Company  in an involuntary  case,  (b) appoints a Custodian of the Company or for all or substantially all of its property, or (c) orders the liquidation of the Company,  and the order or decree  remains  unstayed and in effect for 90 days.

     The term  "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A default  under clause (3) is not an Event of Default until the holders of at least 25% in principal  amount of the Notes notify the Company of the default and the Company  does not cure the default  within 90 days after  receipt of the notice.  The notice must  specify the  default,  demand that it be remedied  and state that the notice is a "Notice of Default."

     If an Event of Default occurs and is continuing  past the expiration of the notice  period,  the Holder by further  notice to the  Company  may  declare the principal  of and  accrued  interest  on all the  Notes  to be due  and  payable immediately.  Upon a declaration  such  principal and interest  shall be due and payable  immediately.  The  Holder by  notice  to the  Company  may  rescind  an acceleration  and its  consequences  if all existing Events of Default have been cured or waived and if the  rescission  would not conflict  with any judgment or decree.

     If an Event of Default occurs and is continuing,  the Holder may pursue any available  remedy by  proceeding  at law or in equity to collect  the payment of principal  or  interest  on the  Notes  or to  enforce  the  performance  of any provision of the Notes.

     A delay or  omission  by the  Holder  in  exercising  any  right or  remedy accruing  upon an Event of  Default  shall  not  impair  the  right or remedy or constitute  a waiver of or  acquiescence  in the Event of Default.  No remedy is exclusive of any other remedy. All available remedies are cumulative.

     The Holder by notice to the Company  may waive an existing  Default and its consequences. When a Default is waived, it is cured and stops continuing.

8.   Legal Holidays.  A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which  banking  institutions  are not required to be open. If a payment date is a Legal Holiday at a place of payment,  payment may be made at that place on the next  succeeding day that is not a Legal Holiday,  and no interest shall accrue for the intervening period.

9.   Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM ("tenants in common"), TEN ENT ("tenants by the entireties"), JT TEN ("joint tenants with right of survivorship and not as tenants in common"),  CUST ("custodian"),  and U/G/M/A ("Uniform Gift to
     Minors Act").

10.  Governing  Law. THE LAWS OF THE STATE OF  WASHINGTON  SHALL GOVERN THE NOTE
     AND THE PLEDGE AGREEMENT.

     IN WITNESS  WHEREOF,  the Company has caused this Note to be duly  executed under its corporate seal.

      Dated:  ___________, 2003

                                         INTANDEM COMMUNICATIONS CORP.

                                         By:  ______________________________

                                         Its:   ______________________________
      [SEAL]

ASSIGNMENT FORM                          CONVERSION NOTICE

To assign this Note, fill in the form    To convert this Note into common stock
below:                                   of the Company, check the box [   ].

I or we assign and transfer this Note to

-------------------------

_________________________                If you want the stock certificate made
(Insert assignee's soc. sec. or tax ID   out in another person's name fill in
no.)                                     the form below:
                                         -------------------------
-------------------------
                                         -------------------------
_________________________                (Insert the other person's soc. sec.
                                         tax ID no.)
-------------------------
(Print or type assignee's name, address  __________________________
and zip code)
                                         --------------------------
and irrevocably appoint
--------------------                     --------------------------
agent to transfer this Note on the       (Print or type other person's name,
books of the Company.  The agent may     address and zip code)
substitute another to act for him.

Date:  __________ Your Signature:  _________________________________

---------------------------------------------------------------
   (Sign exactly as your name appears on the other side of this Note)

                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT (this  "Agreement"),  dated as of April __, 2003,  between
David B. Hurwitz,  Richard G. De Haven,  and Anthony  Sgroi,  ("Pledgors"),  and
Cognigen Networks, Inc., a Colorado corporation (the "Company").

     WHEREAS,  the Pledgors have requested that the Company  provide a series of loans  ("Loans")  to  InTandem  Communications,  Corp.,  a Delaware  corporation
("InTandem"), where the Pledgors are or will be the sole shareholders, and as an inducement  Pledgors  have  offered  to  guarantee  the  Loans  and  pledge,  as collateral,  all of the InTandem issued and  outstanding  shares of common stock
(the "Pledged Shares"); and

     WHEREAS, InTandem has or will deliver to the Company convertible notes (the
"Note" or "Notes") in the amount of the Loans; and

     WHEREAS,  the Company has required that Pledgors grant to the Company,  and
Pledgors are willing to grant to the Company, a security interest in the Pledged
Shares as security  for the payment by  InTandem  of its  obligations  under the
Notes.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.   Pledge of Stock.

     (a)  Pledge.  As security for the prompt payment of any amounts at any time due to the  Company  from  InTandem  pursuant  to the Notes,  Pledgors hereby grant a security interest to the Company in the Pledged Shares.

     (b)  Delivery.  Immediately upon execution of this Agreement, Pledgors will deliver  to  the  Company  the  certificates  representing  all of the
          Pledged Shares,  which certificates shall be endorsed in blank or with executed stock powers attached.

2.    Rights and Benefits of Pledged Shares.

     (a)  General. Except as provided in Section 2(b), the Company shall receive and hold (by the  Company or by an agent of the  Company)  the Pledged
          Shares  and any  property  (including  without  limitation  monies  or securities)  distributed or issued with respect to the Pledged Shares, whether as a dividend, in partial or complete liquidation, pursuant to a merger or reorganization plan or otherwise. Pledgors shall cause any property  distributed  or issued with respect to the Pledged Shares to be  assigned  and  transferred  to the Company  and  delivered  to the
          Company,  and  such  securities  shall be  subject  to the  terms  and conditions of this Agreement.

     (b)  Voting. Unless and until a default is declared by the Company pursuant to Section 5, Pledgors shall be entitled to vote the Pledged Shares.

     (c)  Assignment,  Etc. Except as provided or specifically permitted herein,
          Pledgors shall not pledge, sell, assign, transfer or otherwise dispose of the  Pledged  Shares  without  the prior  written  approval  of the
          Company.

     (d)  Legend. The certificates representing the Pledged Shares shall bear an endorsement in substantially the following form:

     "The shares of stock represented by this certificate are pledged under, and are subject to the terms and conditions of, a Pledge Agreement, dated as of
     April __, 2003, between Cognigen Networks, Inc. and the registered owner of this  certificate  as security for the  performance  of the  obligations of
     InTandem   Communications,   Corp.  under  convertible  notes  to  Cognigen
     Networks,  Inc. Such shares cannot be pledged, sold, assigned,  transferred or otherwise disposed of except as provided in such Pledge Agreement."

3.   Appointment of the Company as Attorney-in-Fact.

     Pledgors  hereby  appoint and  constitute the Company as Pledgors' true and lawful  attorney-in-fact  and with full power of substitution in the premises to execute such  assignments  and/or  endorsements  of the Pledged Shares as may be necessary  to effect the rights and  remedies  which the  Company has under this
Agreement in the event of a default under this Agreement.

4.   Event of Default; Remedies.

     The  occurrence of an event of default  under the Note shall  constitute an event of default under this Agreement.

     Upon the  occurrence  of an event of default,  the  Company  shall have the option to  declare  this  Agreement  in default  and  thereupon  the  Company is authorized  to exercise  and shall have,  in addition to the rights and remedies provided in this  Agreement and all other  applicable  rights and remedies,  the rights and remedies of a secured party under the Uniform  Commercial Code of the
State of Washington and any other  applicable  laws. In particular,  and without limitation,  the Company is authorized at its option and without  further notice or demand to cause the Pledged Shares to be transferred of record to the Company or its  agent or  nominee  and  shall be  entitled  to  exercise  all  rights of ownership  in  respect to the  Pledged  Shares and all  property  received  with respect to the Pledged Shares. The Company shall also have the right to hold and vote the Pledged  Shares and, at its option and upon 20 days'  notice in writing to  Pledgors  of such  default,  shall have the right to sell and  transfer  the
Pledged  Shares and the property  received with respect to the Pledged Shares or any portion thereof at any public or private sale,  including  private placement based upon investment representations,  and for cash or such other consideration as the Company shall, in its sole  discretion,  determine to be reasonable,  and
Pledgors shall have no right or equity of redemption in connection with any such sale; provided,  however, that during such 20-day period Pledgors shall have the right to cure any  default by paying all  obligations  under the Note,  together with  all  expenses  incurred  by the  Company  including,  without  limitation, reasonable attorneys' fees and expenses in obtaining,  holding and preparing for sale the Pledged  Shares and the property  received  with respect to the Pledged
Shares and in arranging for the sale. After deducting the expenses of such sale, including reasonable attorneys' fees, the proceeds therefrom shall be applied to the payment of Pledgors'  obligations  under the Note and the  surplus,  if any, shall be paid to Pledgors.

5.   Release of Collateral.

     At such time as the Notes have been paid or converted in full,  the Company shall deliver the Pledged  Shares and any property  distributed  with respect to the Pledged Shares to Pledgors in accordance with Pledgors  written  directions, and Pledgors shall thereafter be discharged in full from any and all obligations under this Agreement.

6.   Cooperation.

     Upon the  execution of this  Agreement and at any time or from time to time thereafter,  Pledgors  and the Company  agree to  cooperate  in carrying out the terms of this  Agreement,  including  the execution and delivery of such further instruments  and  documents  as may be  reasonably  requested  in  order to more effectively carry out the terms and conditions of this Agreement.

7.   Miscellaneous.

     (a)  Entire Agreement. This Agreement, the Notes, and the Funding Agreement
          of even date,  contain  the entire  understanding  between the parties hereto with respect to the subject  matter  hereof and  supersede  any prior understandings,  agreements or representations, written or oral, relating to the subject matter hereof.

     (b)  Counterparts. This Agreement may be executed in separate counterparts, each of which  will be an  original  and all of which  taken  together shall constitute one and the same agreement,  and any party hereto may execute this Agreement by signing any such counterpart.

     (c)  Severability.  Whenever  possible,  each  provision of this  Agreement shall be  interpreted  in such a manner as to be  effective  and valid under applicable law but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity,  legality and  enforceability  of the other provision of this Agreement will not be affected or impaired thereby.

     (d)  Successors and Assigns. This Agreement shall be binding upon and inure to the  benefit  of the  parties  hereto and their  respective  heirs, personal representatives, successors and assigns.

     (e)  Modification,  Amendment,  Waiver or Termination. No provision of this
          Agreement may be modified,  amended, waived or terminated except by an instrument  in writing  signed by the  parties to this  Agreement.  No course of dealing  between the parties  will modify,  amend,  waive or terminate any provision of this Agreement or any rights or obligations of any party  under or by reason  of this  Agreement.  No delay on the part of the Company in the  exercise of any right or remedy under this
          Agreement shall operate as a waiver thereof,  and no single or partial exercise  by the Company of any right or remedy  under this  Agreement shall  preclude other or further  exercise  thereof or the exercise of any other  right or remedy.  No waiver by the  Company of any right or remedy  under this  Agreement  shall be deemed to be or construed as a further or continuing waiver of such right or remedy or as a waiver of any other right or remedy.

     (f)  Notices. All notices, consents, requests,  instructions,  approvals or other  communications  provided  for herein  shall be in  writing  and delivered by personal delivery,  overnight courier,  mail,  electronic facsimile or e-mail  addressed to the  receiving  party at the address set forth  herein.  All such  communications  shall be effective  when received.

            If to Cognigen:

                  Cognigen Networks, Inc.
                  7001 Seaview Avenue, N.W., Suite 210
                  Seattle, Washington 98117
                  Attention:  Darrell H. Hughes

            If to Pledgors:

                  David B. Hurwitz
                  48 Dalton Way
                  Holland, Pennsylvania 18966

                  Richard G. De Haven
                  4601 Province Line Road
                  Princeton, New Jersey 08540

                  Anthony Sgroi
                  27 Mt. Eagle Drive
                  Penfield, New York 14526

                  With a copy to:

                  David Lacher, Esq.
                  46 Sara Lane
                  New Rochelle, NY 10804

          Any party may change  the  address  set forth  above by notice to each other party given as provided herein.

     (g)  Headings.  The  headings  and any table of contents  contained in this
          Agreement  are for  reference  purposes  only and shall not in any way affect the meaning or interpretation of this Agreement.

     (h)  Governing   Law.   ALL  MATTERS   RELATING   TO  THE   INTERPRETATION,
          CONSTRUCTION,  VALIDITY AND  ENFORCEMENT  OF THIS  AGREEMENT  SHALL BE
          GOVERNED  BY THE  INTERNAL  LAWS OF THE STATE OF  WASHINGTON,  WITHOUT
          GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF.

     (i)  Third-Party Benefit. Nothing in this Agreement, express or implied, is intended  to  confer  upon any  other  person  any  rights,  remedies, obligations or liabilities of any nature whatsoever.

     (j)  Remedies Cumulative. All rights and remedies of the Company under this
          Agreement are cumulative and are in addition to, but not in limitation of, any rights or remedies which it may have under applicable law.

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date set forth in the first paragraph.

PLEDGORS
--------------------------------
DAVID B. HURWITZ

--------------------------------
RICHARD G. DE HAVEN

--------------------------------
ANTHONY SGROI

                                    COGNIGEN NETWORKS, INC.

                                    By:
                                         -------------------------------------
                                            Darrell H. Hughes, President

                                   SCHEDULE F

                              EMPLOYMENT AGREEMENTS

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT  AGREEMENT (this  "Agreement"),  dated as of April ___, 2003, is made by and between COGNIGEN NETWORKS,  INC., a Colorado  corporation having its principal office at 7001 Seaview Avenue,  N.W., Suite 210,  Seattle,  Washington
98117 ("Cognigen"), and Anthony Sgroi ("Executive").

     WHEREAS,  Cognigen  has entered  into a Funding  Agreement,  (the  "Funding
Agreement") with InTandem Communications Corp. ("InTandem; and

     WHEREAS,   Cognigen  desires  to  retain  the  services  of  the  Executive subsequent  to the  execution  of the Funding  Agreement,  but prior to granting loans to InTandem,  and the Executive desires to be employed by Cognigen, on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby  acknowledged,  and as an inducement to Cognigen to complete the Funding Agreement and lend funds to InTandem, the parties agree as follows:

SECTION 1. Employment and Term.

     (a)  Cognigen  hereby  employs  Executive  commencing as of the date hereof
          (the "Commencement Date"). The initial term of Executive's  employment shall  continue  for as long as Cognigen (i) owns the right to acquire any, or owns any  InTandem  common  stock or (ii) for four years after the  Commencement  Date,  whichever  is  shorter,  subject  to earlier termination  as specified  herein (the  "Employment  Term").  Cognigen shall be able to forfeit its right to acquire InTandem common stock at any time thereby  enabling  Cognigen to terminate this Agreement.  Any renewal or extension of the Employment  Term and this Agreement  shall be  determined  by the mutual  agreement  of Executive  and  Cognigen, subject to Section 8 hereof.

     (b)  Executive  shall be employed as the  President of the Cognigen  Resale
          Division of Cognigen (the CRD) with powers and duties  consistent with such  position,  for the duration of the Employment  Term.  Initially,
          Executive  shall  report to the Chief  Executive  Officer and Board of
          Directors of Cognigen.

SECTION 2. Full-Time Employment.

(a)  During   Executive's   employment  by  Cognigen,   Executive  shall  devote
     Executive's  entire  business time,  energy and skill to the performance of
     Executive's  duties  hereunder  and to the business of Cognigen.  Executive shall  faithfully and diligently  perform such duties,  shall adhere to the instructions  of the Chief  Executive  Officer  and Board of  Directors  of
     Cognigen  and  shall use his best  efforts  to  promote  the  interests  of
     Cognigen  consistent  with the  foregoing.  Executive  shall  adhere to all corporate  policies  of Cognigen  to the extent not  inconsistent  with the terms hereof and, to the extent applicable to Executive's duties hereunder,
     Cognigen's  subsidiaries and affiliates.  Executive shall not,  directly or indirectly,  alone or as a member  of any  partnership,  or as an  officer, director  or  executive  of any  other  corporation,  partnership  or other organization,  be actively engaged in or concerned with any other duties or pursuits which interfere with the performance of his duties  hereunder,  or which may be inimical to or contrary to the best interests of Cognigen.

(b)  Executive  represents  and  warrants  that  he is free  to be  employed  by
     Cognigen  upon the terms  contained in this  Agreement and that he is not a
     party  to  any  employment  contract  or  restrictive   covenant  or  other
     arrangement  which could reasonably be expected to prevent,  interfere with or hinder,  or be deemed to be breached by, full  performance of his duties hereunder.

SECTION 3. Compensation.

     (a)  Base Salary.  For all  services  rendered by Executive in any capacity during Executive's employment under this Agreement, including, without limitation,  service as an executive,  officer,  director or member of any committee of Cognigen or any of its  subsidiaries  or  affiliates,
          Cognigen  agrees to pay or cause to be paid to Executive a base salary
          (the "Base Salary") in accordance with the following formula:

             First Calendar Year                       $10,000 per month
             Second Calendar Year                      $12,500 per month
             Third Calendar Year                       $15,000 per month
             Fourth Calendar Year                      $15,000 per month

          Executive's   Base  Salary   shall  be  less  any   legally   required
     withholdings  and  reductions  shall  be  paid  in  equal  installments  in accordance  with the  prevailing  salary  payment  practices of Cognigen in effect from time to time. In the event that sickness or accident disability payments  under  Cognigen's  insurance  programs  shall  become  payable to
     Executive in respect of any period of Executive's employment hereunder, the salary installment payable to Executive hereunder in respect of Executive's
     Base Salary on the next succeeding salary installment payment date shall be an  amount  computed  by  subtracting  (i) the  amount  of such  disability payments  which shall have become  payable  during the period  between such date,  from (ii) the salary  installment  otherwise  payable  to  Executive hereunder in respect of Executive's Base Salary on such date.

     (b)  Bonus.  For the initial term of this Agreement,  no bonus is expressly provided for. Any bonus  considered  to be paid to Executive  shall be paid at the sole discretion of the Board of Directors of Cognigen, and shall  be made to the  extent,  at such  time  and in such  amount  as determined  by  the  unanimous  vote  of the  Board  of  Directors  of
          Cognigen, in its sole discretion.

     (c)  Incentive Compensation.  In addition to the Base Salary, the Executive shall be eligible to earn,  as incentive  compensation,  a percentage, that in the  aggregate  does not exceed  3.0% in the  second  InTandem fiscal year,  2.5% in the third  InTandem  fiscal year and 2.0% in the fourth InTandem fiscal year, of InTandem's net income.

     (d)  Benefits.  Executive  shall be entitled to participate in the medical,
          dental,  life  insurance,   disability   insurance,   401(k)  savings,
          Executive  stock purchase plan and other benefits  (collectively,  the
          "Benefits") as these or other Benefits may be implemented from time to time and in  accordance  with  prevailing  policies  of  Cognigen  for executive Executives.

     SECTION 4. Vacation.  Executive  shall be entitled to an annual vacation of three (3) weeks (without deduction in salary or other compensation or Benefits).
Such  vacation  shall be taken at such time or times as may be convenient to the operations  of Cognigen and shall be  consistent  with the  prevailing  vacation policies of Cognigen.  Within 10 days of the  termination  or  expiration of the
Employment  Term, any accrued but unused  vacation  earned by Executive shall be paid to  Executive  at the  rate  of  Executive's  base  salary  at the  time of termination or expiration of the Employment Term.

     SECTION 5.  Reimbursement  for  Expenses.  Executive is authorized to incur reasonable and necessary  traveling  expenses and other reasonable and necessary expenses and  disbursements  for or on behalf of Cognigen in the  performance of
Executive's  duties  during  Executive's  employment  under this  Agreement,  in accordance with Cognigen's prevailing expense incurrence policies. Cognigen will reimburse  Executive  for  all  such  expenses  in  accordance  with  Cognigen's prevailing  expense  reimbursement  policies  upon  presentation  of a  properly itemized  account  of  such  expenditures  and the  business  reasons  for  such expenditures.

     SECTION 6. Termination of Employment By Cognigen.

     (a)  Termination.  Executive shall be subject to dismissal from Executive's position as an  executive  of Cognigen at any time and with or without
          Cause.  The effect of any  termination  of the employment of Executive with  Cause is set forth in  Section  8(a)  hereof.  The effect of any termination of the employment of Executive  without Cause is set forth in Section 8(d) hereof.

     (b)  Definition  of Cause.  The term  "Cause"  shall  mean:  (i) a material breach of this Agreement by Executive,  but only if such breach is not cured within thirty (30) days following  written notice by Cognigen to
          Executive  of such  breach,  assuming  such breach may be cured;  (ii)
          Executive is convicted of any act or course of conduct involving moral turpitude;  or (iii) Executive engages in any act or course of conduct constituting  an abuse of  office  or  authority  which  significantly adversely affects the business or reputation of Cognigen.  Any written notice by Cognigen to  Executive  pursuant to this  Section 6(b) shall set forth, in reasonable detail,  the facts and circumstances  claimed to constitute the cause.

     (c)  Termination  by Reason of  Incapacity.  In the  event  that  Executive suffers a disability which prevents him from substantially  performing
          Executive's duties under this Agreement for a period of at least sixty
          (60) calendar days within any fiscal year period (whether  consecutive or non-consecutive) (a "Disability"), Cognigen shall have the right to dismiss  Executive upon ten (10) calendar days' written notice. In the event of any dispute  between  Cognigen  and  Executive  as to whether
          Executive  has suffered a  Disability,  the  determination  of whether
          Executive  has suffered a Disability  shall be made by an  independent physician  selected by InTandem,  and the  decision of such  physician shall be binding upon Cognigen and Executive.

     (d)  Termination  by  Death.   In  the  event  Executive  dies  during  the
          Employment  Term, this Agreement shall terminate  automatically,  such termination to be effective on the date of Executive's death.

     SECTION 7.  Termination  of  Employment  By  Executive.  The  employment of
Executive  under  this  Agreement  shall be deemed to have  been  terminated  by
Executive  for "Good  Reason" if  Executive  voluntarily  terminates  employment following  the  occurrence  of (a) a material  breach by  Cognigen of any of its obligations  under this  Agreement;  provided,  however,  that  Executive  shall provide  written  notice of such  material  breach within thirty (30) days after
Executive's  discovery  of such  material  breach  and  Cognigen  shall have the opportunity  to cure such default  within thirty (30) days after receipt of such written notice, and if Cognigen does not cure the default within such time, then
Executive's  employment  shall be deemed to have been terminated for Good Reason by Executive, thirty (30) days after receipt of such written notice by Cognigen, or such  shorter  period as  InTandem  may  elect;  or (b) a  diminution  of job responsibilities,  reporting  assignment  or job title for any reason other than for Cause as defined in Section 6(b) above.  No resignation  or other  voluntary termination  by Executive  other than pursuant to this Section 7 shall be deemed under any  circumstances  to be a termination  with Good Reason, a "constructive termination"  or otherwise not in breach of Executive's  obligations  under this
Agreement.

SECTION 8. Effect of Termination.

     (a)  For Cause by InTandem;  Without Good Reason by Executive. In the event of  termination  of this Agreement (x) by Cognigen for Cause or (y) by
          Executive without Good Reason,  Cognigen shall pay to Executive within thirty (30) days of such  termination  any Base Salary accrued but not paid to Executive prior to the effective date of such termination, and
          Executive  shall be  entitled  to any  Benefits  which may then be due under  any of the  benefit  or other  plans in  which  Executive  is a participant.  Executive  shall  forfeit  any  right to any  bonus  not previously  paid to Executive by Cognigen and shall not be entitled to any further  compensation or benefits  hereunder  (including,  without limitation,  the  Benefits),  except  as  the  same  are  required  by applicable  law  to be  continued  or  otherwise  made  available.  In addition,  Executive  shall  forfeit  all  unvested  options  held  by
          Executive in accordance  with the terms of any Incentive  Stock Option
          Agreement then in effect.

     (b)  By Reason of  Executive's  Death.  In the event of the  termination of this Agreement by reason of the death of the  Executive,  Cognigen (i)
          shall  pay,  within  sixty  (60)  days  of  death,  Executive's  legal representatives  (A) any  unpaid  salary  installment  in  respect  of
          Executive's  Base Salary through the last day of the calendar month in which Executive's death occurs,  and (B) any bonus previously  awarded but not yet paid to  Executive;  and (ii)  shall  continue  to provide
          (subject  to any  applicable  eligibility  criteria)  any  medical and dental  benefits  comprising  part  of  the  Benefits  (or  comparable benefits) to the spouse and any dependents of Executive at the time of
          Executive's  death,  for a period of twelve  (12) months from the last day of the  calendar  month  in which  Executive's  death  occurs.  In addition,  any unvested Cognigen options held by Executive at the time of Executive's death that are scheduled to vest within one (1) year of
          Executive's death shall become immediately vested.

     (c)  By  Reason  of the  Incapacity  of the  Executive.  In  the  event  of
          termination   of  this  Agreement  by  reason  of  the  Disability  of
          Executive,  Cognigen  (i) shall pay to  Executive  (A) any unpaid Base
          Salary  through  the last  day of the  calendar  month  in which  such termination  occurs,  and (B) any bonus previously awarded but not yet paid to Executive;  and (ii) shall continue to provide (subject to any applicable  eligibility  criteria)  any  medical  and dental  benefits comprising part of the Benefits (or comparable benefits) to Executive,
          Executive's  spouse and any  dependents  of Executive who enjoyed such benefits at the time of Executive's Disability, for a period of twelve
          (12)  months  from the last day of the  calendar  month in which  such termination occurs. In addition, all unvested Cognigen options held by
          Executive at the time of Executive's  death that are scheduled to vest within one (1) year of  Executive's  death  shall  become  immediately vested.

     (d)  Without Cause by Cognigen; For Good Reason by Executive.  In the event of termination of this Agreement (x) by Cognigen  without Cause or (y)
          by  Executive  for Good  Reason,  Cognigen  (i) shall  continue pay to
          Executive (A) the full amount of  Executive's  Base Salary through the
          expiration  of  the  initial  Term  of  this  Agreement,   as  if  the
          Executive's  employment had continued without interruption through the date of termination,  and (B) any bonus previously  awarded to but not yet paid to Executive;  and (ii) shall  continue to provide  Executive
          with  Benefits  (or  comparable   benefits),   including  (subject  to
          applicable   eligibility   criteria)   medical  and  dental   benefits
          comprising  a portion of the  Benefits  (or  comparable  benefits)  in respect of  Executive's  spouse and any dependents of the Executive as of the date of such termination,  until one year following the date of termination. In addition, upon any such termination in accordance with this  Section  8(d),  (xx)  any  Cognigen  stock  options  granted  to
          Executive shall become  immediately  vested and exercisable;  and (yy)
          notwithstanding   anything  to  the  contrary  in  any   shareholders'
          agreement  to which  Executive  is a  party,  Executive  shall  not be subject to  forfeiture  of any shares of  Cognigen  common  stock then beneficially owned or controlled by Executive.

     (e)  Sole Remedy.  Executive shall not be entitled to any form of severance benefits,  including,  without limitation,  benefits otherwise payable under any of Cognigen regular severance policies, other than those set forth  herein.  In  consideration  of the  compensation  and  benefits available and paid hereunder, Executive, except as otherwise expressly provided in this Agreement,  unconditionally releases Cognigen and its present and future  Affiliates,  directors,  officers,  Executives and agents,  or any of them,  from  any and all  claims,  liabilities  and obligations  of any nature  pertaining to  termination  of Executive's employment  hereunder.  Executive and Cognigen further agree that upon any termination of Executive's employment in accordance with the terms hereof,  each of  Executive  and  Cognigen  shall act in good faith in connection  with any  such  termination,  and  neither  Executive  nor
          Cognigen shall disparage or otherwise  defame the business  reputation of the other party hereto.

     (f)  Change in Control.

          (i)  After a Change in Control  (as  defined  below) of  Cognigen  has occurred,  all of Executive's stock options,  stock  appreciation rights,  restricted  stock  grants or stock  bonuses  and similar benefits shall be deemed to vest in full on the effective date of such  Change of Control,  notwithstanding  any  provision  to the contrary in any applicable agreement or plan. If Cognigen (or any
               successor  thereto)   terminates   Executive's   employment  with
               Cognigen  within  six (6)  months  after the  Change in  Control,
               Executive shall be entitled to receive the sum of (1) Executive's
               Base  Salary  for  the  remainder  of the  initial  term  of this
               Agreement  (but  in  no  event  less  than  twelve  (12)  months'
               then-current base Salary), (2) bonus compensation,  to the extent that Cognigen's  commitment to the same existed as of the date of the Change in Control, pro-rated to the date of termination,  (3)
               incentive stock compensation,  (4) benefits,  (5) perquisites and awards,  including,  without  limitation,  immediate  vesting  of
               benefits  and  awards  under  Cognigen's   stock  option,   stock
               appreciation,  restricted  stock,  stock bonus or similar plan to the  extent  not  theretofore  vested,  and (6) any  benefits  in
               InTandem  pension or retirement plan or program,  accrued through
               the  date  Executive's  employment  with  Cognigen,   that  would
               otherwise   terminate   pursuant  to  the  terms   thereof   (the
               "Termination   Date")  (all  of  the   foregoing   six  elements,
               individually and collectively,  the "Termination  Compensation").
               Notwithstanding  the  foregoing,   if  Executive  is  offered  an
               employment  agreement ("New  Agreement") by Cognigen within sixty
               (60) days after the Change in Control,  having a term of not less than twelve (12) months on terms  substantially  similar to those
               provided   herein,   Executive  shall  not  be  entitled  to  the
               Termination  Compensation  unless  within  three (3) months after
               Executive's acceptance of the New Agreement, Executive determines to sever Executive's  employment  relationship with Cognigen,  in which event,  the Executive  shall be entitled to the Termination
               Compensation.

          (ii) or purposes hereof, a "Change in Control" shall be deemed to have occurred if,  after the date hereof and before the date  Cognigen
               Networks,  Inc.  ("Cognigen")  owns any InTandem shares of common stock:  (A) any  "person"  or "group"  (as such terms are used in
               Sections (3), 3(a), (9) and 13(d) of the Securities  Exchange Act
               of 1934 (the "Exchange Act"), as amended) other than the existing shareholders  of  Cognigen  as of the  date  of  this  Agreement, including  their  respective  affiliates,  becomes a  "beneficial owner" (as such term is used in the  Exchange  Act),  directly or indirectly,  of shares of  Cognigen  representing  fifty  percent
               (50%) or more of the  combined  voting power of  Cognigen's  then outstanding shares; (B) a change in "control" of Cognigen (as the term  "control"  is  defined  in rule  12b-2  or  successor  rule promulgated under the Exchange Act) shall have occurred;  (C) the majority  of the  Board of  Directors,  as such  entire  Board of
               Directors is composed as of the date  hereof,  no longer serve as directors of Cognigen;  (D) the shareholders of Cognigen approve, and Cognigen actually consummates, a plan of complete liquidation of  Cognigen  or an  agreement  for the  sale or  disposition  by
               Cognigen of all or substantially all of Cognigen's assets; or (E)
               the  shareholders  of Cognigen  approve,  and  Cognigen  actually consummates, a merger or consolidation of Cognigen with any other
               entity,  in  which  the  voting  power  of  Cognigen's   interest
               represents  fifty percent (50%) or less of the total voting power of the  successor  entity.  Notwithstanding  the  foregoing,  any transaction  involving a leveraged buyout or other acquisition of
               Cognigen which would otherwise constitute a Change in Control, in which Executive participates in the surviving or successor entity
               (other  than solely as an  Executive  or  consultant),  shall not constitute a Change in Control.

          (iii)It is  intended  that the  "present  value" of the  payments  and benefits to Executive, whether under this Agreement or otherwise,
               which  are   included   in  the   computation   of   "Termination
               Compensation" shall not, in the aggregate,  exceed 2.99 times the
               "base amount" (the terms "present  value" and "base amount" being determined in accordance with Section 280G of the Code). However, if Executive receives payments or benefits from Cognigen prior to payment of the Termination  Compensation which, when added to the
               Termination   Compensation,   would,   in  the   opinion  of  the
               Accountants, subject any of the payments or benefits to Executive to the excise tax imposed by Section  4999 of the Code,  Cognigen shall be  responsible  for payment of such tax and shall gross-up the payment to Executive,  accordingly,  so as to make the impact of such tax neutral with respect to payments made to Executive.

     SECTION 9. Non-Competition and Permitted Business Activities.

     (a)  Non-Compete  During Employment Term.  Executive agrees that during the
          Employment Term of this Agreement,  except with the written consent of
          InTandem  and  Cognigen,   such  Executive  shall  not,   directly  or
          indirectly,  engage in  competition  with  InTandem or Cognigen in any manner or capacity (e.g., as an advisor,  principal,  agent,  partner, officer, director,  stockholder,  Executive, member of any association or otherwise) in any phase of the business  which InTandem or Cognigen is  conducting  during  the  term of  this  Agreement,  including  any business engaged in the provision of  telecommunications  and internet provider  services  other than through the  facilities  of InTandem or
          Cognigen  (a  "Competing   Business")  or  (ii)  hold  any  beneficial
          ownership interest, directly or indirectly, in any Competing Business;
          provided however,  that none of the foregoing shall prohibit Executive from owning, for the purpose of passive  investment,  (x) less than 5%
          of any class of securities of another  publicly-held  corporation,  or
          (y) such interest(s) in non-public  non-Competing Business entities as
          Executive owned prior to the effective date of this Agreement.

     (b)  Executive  agrees that,  during the term of this  Agreement  and for a
          period  of  twelve  (12)  consecutive   months  after  termination  of
          employment,  Executive  shall not, except in the course of Executive's duties  hereunder,  or except  with the prior  written  permission  of
          InTandem  and  Cognigen,  (i) hire any person  employed by InTandem or
          Cognigen as of the date of termination of employment; or (ii) directly or  indirectly  induce or  attempt  to induce  or  otherwise  counsel, advise,  solicit  or  encourage  any  person  to leave  the  employ of
          InTandem or  Cognigen  (or any  subsidiary  or  affiliate  thereof) to accept  employment  with any person or entity  other than  InTandem or
          Cognigen, as the case may be.

     (c)  Executive  agrees  that during the term of this  Agreement,  and for a period of twelve (12)  consecutive  months after  termination  of such employment, Executive shall not directly or indirectly solicit, induce or  attempt  to  solicit,  induce or  otherwise  counsel,  advise,  or encourage  any  customer or  supplier of InTandem or Cognigen  (or any subsidiary  or affiliate  thereof) to sever its business  relationship with  InTandem  or  Cognigen  and to become a customer  or supplier of another person or entity other than InTandem or Cognigen.

     (d)  Executive  agrees  that during the term of this  Agreement,  and for a period of twelve (12)  consecutive  months after  termination  of such employment, Executive shall not directly or indirectly solicit, induce or  attempt  to  solicit,  induce or  otherwise  counsel,  advise,  or encourage any agent, dealer,  distributor or consultant of InTandem or
          Cognigen  (or any  subsidiary  or  affiliate  thereof)  to  sever  its business  relationship with InTandem and to move its existing business base to another person or entity other than InTandem or Cognigen.

     (e)  Executive  agrees  that during the term of this  Agreement,  and for a period of twelve (12)  consecutive  months after  termination  of such employment. The Executive will not, directly or indirectly,  assist or encourage  any other person in carrying out,  directly or  indirectly, any activity that would be prohibited by the above  provisions of this
          Section 9 if such activity were carried out by the  Executive,  either directly or indirectly. In particular the Executive agrees that he/she will not, directly or indirectly,  induce any executive of InTandem to carry out, directly or indirectly, any such activity.

     (f)  The Executive agrees that the restrictions and agreements contained in this Section 9 are  reasonable and necessary to protect the legitimate interests  of InTandem  and that any  violation of this Section 9 will cause  substantial and irreparable  harm to InTandem that would not be quantifiable  and for which no adequate  remedy would exist at law and accordingly  injunctive relief shall be available for any violation of this Section 9.

     (g)  If the  duration or  geographical  extent of, or  business  activities covered  by,  this  Section  9 are in  excess  of  what is  valid  and enforceable  under  applicable  law,  then  such  provision  shall  be
          construed  to  cover  only  that  duration,   geographical  extent  or
          activities that are valid and enforceable.  The Executive acknowledges the  uncertainty  of the law in this respect and expressly  stipulates that  this  Agreement  be given the  construction  which  renders  its provisions  valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.

     SECTION 10. Ownership of Work Product.

     (a)  Executive  acknowledges  that  during  the  Employment  Term,  he  may conceive of, discover, invent or create inventions,  improvements, new contributions,  literary  property,  material,  ideas and  discoveries related to the  business  of  InTandem  and  Cognigen,  whether or not patentable or copyrightable  (collectively,  "Work Product"), and that various  business  opportunities  may be presented to him by reason of
          Executive's  employment  by  Cognigen.  Executive  acknowledges  that, unless  Cognigen  otherwise  agrees in writing,  all such Work Product
          related  to  the   business  of  Cognigen,   and  all  such   business
          opportunities,  shall be owned by and belong  exclusively to Cognigen, and that he shall have no personal interest therein.

     (b)  Executive shall further,  unless Cognigen otherwise agrees in writing,
          (i) promptly disclose any such Work Product and business opportunities to  Cognigen,  (ii)  assign to  Cognigen,  upon  request  and  without additional  compensation,  the entire  rights to such Work Product and business opportunities, (iii) execute all documents necessary to carry out the  foregoing and (iv) give  testimony in support of  Executive's inventorship or creation in any appropriate  case, upon request of the senior  management  of  Cognigen.  Executive  agrees  that he will not assert  any  rights to any Work  Product or  business  opportunity  as having  been  made  or  acquired  by him  prior  to the  date  of this
          Agreement, except for Work Product or business opportunities,  if any, disclosed to and acknowledged by Cognigen in writing prior to the date hereof.

     SECTION 11. Non-Disclosure of Confidential Information.

     (a)  Executive  shall  hold in a  fiduciary  capacity  for the  benefit  of
          Cognigen all  Confidential  Information  (as defined  below) and shall not, during the term of Executive's  employment hereunder or after the
          termination   of  such   employment,   communicate   or  divulge   any
          Confidential  Information to, or use any Confidential  Information for
          the benefit of, any person (including  Executive) other than Cognigen, affiliates  of Cognigen or persons  designated in writing by Cognigen.
          "Confidential  Information" shall mean customer lists, supplier lists,
          costs  and   specifications  of  Cognigen's   products  and  services,
          know-how,   trade  secrets,   financial  data,   operational  methods,
          marketing  and sales  information,  marketing  plans  and  strategies, business plans, personnel information,  research projects, development plans or projects and all other  information of a proprietary  nature.
          Upon  termination  of  Executive's  employment  with  Cognigen for any reason whatsoever,  Executive shall promptly return to Cognigen or, at the sole option of Cognigen,  otherwise destroy any documents or other written, recorded or graphic matter containing,  relating or referring to any  Confidential  Information (and all copies and extracts thereof and any notes relating thereto) in Executive's  possession or control,
          and  deliver  to  Cognigen  a  written   confirmation  that  all  such
          Confidential Material has been so returned or destroyed.

     (b)  Executive  covenants  that  he  will  not,  during  the  term  of this
          Agreement,  improperly use or disclose any proprietary  information or trade  secrets of any former  employer or other person or entity,  and that he will not bring onto the premises of Cognigen  any  unpublished document or  proprietary  information  belonging to any such employer, person or entity  unless  consented  to in writing  by such  employer, person or entity.

     (c)  The  provisions  of this  Section  11 shall  survive  the  expiration, cancellation or other termination of this Agreement.

     SECTION 12. Liability for Actions or Inactions; Indemnification.  Executive
shall not be liable, in damages or otherwise, to Cognigen for any act or failure to act on  behalf  of  Cognigen,  performed  within  the  scope  of  Executive's authority conferred by the terms of Executive's employment under this Agreement, unless  such  act  or  omission  constituted  Cause  or  fraudulent  or  willful misconduct,  was  performed  or  omitted  in  bad  faith  or  constituted  gross negligence.

     SECTION  13.  Entire   Agreement.   This  Agreement   contains  the  entire
understanding  of the  parties  with  respect to the subject  matter  hereof and supersedes  any and all prior  agreements and  understandings,  both written and oral, of the parties with respect to the subject matter hereof.

     SECTION 14. Governing Law; Jurisdiction; Service of Process.

     (a)  This Agreement  shall be governed by and construed in accordance  with the laws of the State of Washington (other than its rules of conflicts of laws to the  extent  that the  application  of the laws of  another jurisdiction would be required thereby).

     (b)  With  respect to any suit,  action,  or  proceedings  relating to this
          Agreement ("Proceedings"), the parties irrevocably:

          (i)  submit to the  non-exclusive  jurisdiction  of the  courts of the
               State of Colorado and the United States District Court located in
               King County , State of Washington; and

          (ii) waive any objection  that they may have at any time to the laying of venue of any Proceedings  brought in any such court; waive any claim that such  Proceedings have been brought in an inconvenient forum;  and further  waive the right to object,  with  respect to such Proceedings, that such court does not have jurisdiction over such party.

     (c)  The  parties  irrevocably  consent to service of process  given in the manner  provided for notices in Section 20.  Nothing in this Agreement shall affect the right of either  party to serve  process in any other manner permitted by law.

     SECTION 15. Specific  Enforcement.  If Executive breaches,  or threatens to commit a breach  of,  any of the  provisions  of  Sections  9, 10, or 11 hereof,
Cognigen  shall  have the right and remedy to have such  provision  specifically enforced by any court having jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause  irreparable  injury to Cognigen and that money damages will not provide an adequate remedy to Cognigen.  Nothing in this  Section 14 shall be construed to limit the right of Cognigen to collect money  damages  in the  event  of a  breach  of any of the  provisions  of  this
Agreement, including, without limitation, Sections 9, 10 and 11 hereof.

     SECTION  16.  Third Party  Beneficiaries.  None of the  provisions  of this
Agreement  shall be for the benefit of or  enforceable by any third party (other than  Executive's  heirs or  representatives  of Cognigen),  including,  without limitation,  any creditor of Cognigen or of Executive. No such third party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt,  liability,  or obligation
(or otherwise) against Cognigen.

     SECTION 17. Waiver of Jury Trial.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation  arising out of or relating to this Agreement and  Executive's employment by Cognigen.  Each party (a) certifies that no representative,  agent or attorney of the other party has  represented,  expressly or  otherwise,  that such other  party  would not,  in the event of  litigation,  seek to enforce the foregoing  waiver;  and (b) acknowledges  that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth in this Section.

     SECTION  18.  Expenses.  Each  party  hereto  shall  assume and pay its own expenses  incident to the  negotiation  and  execution  of this  Agreement,  the preparation for carrying it into effect and the consummation of the transactions contemplated  hereby.  Without  limiting the generality of the  foregoing,  each party  shall  pay all legal  fees and other  fees to  consultants  and  advisors incurred  by it  relating  to this  Agreement  and such  transactions  and shall indemnify and hold the other party harmless from and against any claims for such expenses and fees.

     SECTION  19.  Waivers  and  Amendments.  This  Agreement  may  be  amended, superseded,  canceled,  renewed or extended  and the terms hereof may be waived, only by a written  instrument signed by each party, or, in the case of a waiver, by the party waiving  compliance.  Except where a specific  period for action or inaction is provided  herein,  no delay on the part of a party in exercising any right, power or privilege  hereunder shall operate as a waiver thereof.  Neither any waiver on the part of a party of any such right, power or privilege, nor any single or partial exercise of any such right,  power or privilege shall preclude any further exercise  thereof or the exercise of any other such right,  power or privilege.

     SECTION  20.  Notices.  All  notices or other  communications  required  or permitted  to be given  hereunder  shall be in writing and shall be delivered by hand or sent,  postage  prepaid,  by  registered,  certified  or express mail or reputable  overnight courier service and shall be deemed given when so delivered by hand, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

            If to Cognigen:

                  Cognigen Networks, Inc.
                  7001 Seaview Avenue, N.W., Suite
                  210
                  Seattle, Washington 98117
                  Attention:  Darrell H. Hughes,
                  Chairman and CEO
                  If to Executive:

                  at the then-current address for Executive maintained in the
                  Cognigen Executive files.

     SECTION 21.  Calculations.  All  calculations  of dollar amounts  hereunder shall be rounded to the nearest whole cent. Equidistant amounts shall be rounded upwards.

     SECTION  22.  Severability.  If any  provision  of this  Agreement,  or the application  of such  provision  to any  person or  circumstance,  shall be held invalid, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby; provided, however, that the parties  shall  negotiate  in good faith with  respect to an  equitable modification of the provision or application  thereof held to be invalid. To the extent that it may  effectively  do so under  applicable  law, each party hereto hereby  waives  any  provision  of law,  which  renders  any  provision  of this
Agreement invalid, illegal or unenforceable in any respect.

     SECTION 23. Opportunity to Review; No Drafting  Presumptions.  Both parties acknowledge that the terms and conditions of this Agreement  reflect the correct understanding and intent of both parties. The parties acknowledge that they have carefully reviewed the terms and conditions of this Agreement with legal counsel
of  their  own  choosing.   Should  any  provision  of  this  Agreement  require
interpretation  or  construction,  is  agreed  by the  parties  that the  entity interpreting or construing this Agreement shall not apply a presumption  against the party who prepared the document.

     SECTION  24.  Successors  and  Assigns.  Except as  otherwise  specifically provided in this  Agreement,  this Agreement  shall be binding upon and inure to the benefit of the parties and Cognigen,  and their legal  representatives,  and permitted successors and assigns.

     SECTION 25. Captions. All headings, paragraph titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define,  limit,  extend or describe the scope of this Agreement or the intent of any provisions hereof.

     SECTION 26.  Counterparts.  This  Agreement  may be executed in one or more counterparts,  each of which shall be on original  and all of which,  when taken together, shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       COGNIGEN NETWORKS, INC.

                                       By:
                                            ----------------------------------------

                                       Title:  President
                                               -------------------------------

                                       EXECUTIVE

                                       Anthony Sgroi

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT  AGREEMENT (this  "Agreement"),  dated as of April ___, 2003, is made by and between INTANDEM COMMUNICATIONS CORP., a Delaware corporation having
its   principal   office   at   ------------------------------------------------
("InTandem"), and ___________________ ("Executive").

     WHEREAS,  InTandem  desires to retain the services of the Executive and the
Executive  desires to be employed by  InTandem,  on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Employment and Term.

     (a)  InTandem  hereby  employs  Executive  commencing as of the date hereof
          (the "Commencement Date"). The initial term of Executive's  employment shall be four  years,  subject to  earlier  termination  as  specified herein  (the  "Employment  Term").  Any renewal or  extension  of this
          Agreement shall be determined by the mutual agreement of Executive and
          InTandem, subject to Section 8 hereof.

     (b)  Executive  shall be  employed as the  ____________________________  of
          InTandem,  with powers and duties  consistent with such position,  for the duration of the Employment Term. Initially, Executive shall report to the _________________________ and Board of Directors of InTandem.

     SECTION 2. Full-Time Employment.

     (a)  During  Executive's  employment  by InTandem,  Executive  shall devote
          Executive's  entire business time, energy and skill to the performance of  Executive's  duties  hereunder  and to the  business of  InTandem.
          Executive shall faithfully and diligently  perform such duties,  shall adhere to the  instructions of the ____________ and Board of Directors of  InTandem  and shall use  Executive's  best  efforts to promote the interests of InTandem  consistent with the foregoing.  Executive shall adhere  to all  corporate  policies  of  InTandem  to the  extent  not inconsistent  with the terms hereof and, to the extent  applicable  to
          Executive's duties hereunder,  InTandem's subsidiaries and affiliates.
          Executive shall not,  directly or indirectly,  alone or as a member of any partnership,  or as an officer, director or executive of any other corporation, partnership or other organization, be actively engaged in or concerned  with any other duties or pursuits  which  interfere with the  performance  of  Executive's  duties  hereunder,  or which may be inimical to or contrary to the best interests of InTandem.

     (b)  Executive  represents  and warrants  that he is free to be employed by
          InTandem upon the terms contained in this Agreement and that he is not a party to any employment  contract or  restrictive  covenant or other arrangement  which could reasonably be expected to prevent,  interfere with or hinder,  or be deemed to be breached by, full  performance  of
          Executive's duties hereunder.

     SECTION 3. Compensation.

     (a)  Base Salary.  For all  services  rendered by Executive in any capacity during Executive's employment under this Agreement, including, without limitation,  service as an executive,  officer,  director or member of any committee of InTandem or any of its  subsidiaries  or  affiliates,
          InTandem  agrees to pay or cause to be paid to Executive a base salary
          (the "Base Salary") in accordance with the following formula:

       First Calendar Year                        $10,000 per month
       Second Calendar Year                       $12,500 per month
       Third Calendar Year                        $15,000 per month
       Fourth Calendar Year                       $15,000 per month

     Executive's Base Salary shall be less any legally required withholdings and reductions shall be paid in equal installments in accordance with the prevailing salary  payment  practices of InTandem in effect from time to time. In the event that  sickness  or  accident  disability  payments  under  InTandem's  insurance programs  shall  become  payable  to  Executive  in  respect  of any  period  of
Executive's  employment  hereunder,  the salary installment payable to Executive hereunder in respect of Executive's  Base Salary on the next  succeeding  salary installment  payment  date shall be an amount  computed by  subtracting  (i) the amount of such  disability  payments  which shall have become payable during the period between such date, from (ii) the salary installment  otherwise payable to
Executive hereunder in respect of Executive's Base Salary on such date.

     (b)  Bonus.  For the initial term of this Agreement,  no bonus is expressly provided for. Any bonus  considered  to be paid to Executive  shall be paid at the sole discretion of the Board of Directors of InTandem, and shall  be made to the  extent,  at such  time  and in such  amount  as determined  by  the  unanimous  vote  of the  Board  of  Directors  of
          InTandem, in its sole discretion.

     (c)  Incentive Compensation.  In addition to the Base Salary, the Executive shall be eligible to earn,  as  incentive  compensation,  a percentage equal to, 3% in the second  InTandem  fiscal  year,  2.5% in the third
          InTandem  fiscal year and 2% in the fourth  InTandem  fiscal year,  of
          InTandem's net income.

     (d)  Benefits.  Executive  shall be entitled to participate in the medical,
          dental,  life  insurance,   disability   insurance,   401(k)  savings,
          Executive  stock purchase plan and other benefits  (collectively,  the
          "Benefits") as these or other Benefits may be implemented from time to time and in  accordance  with  prevailing  policies  of  InTandem  for executive Executives.

     SECTION 4. Vacation.  Executive  shall be entitled to an annual vacation of three (3) weeks (without deduction in salary or other compensation or Benefits).
Such  vacation  shall be taken at such time or times as may be convenient to the operations  of InTandem and shall be  consistent  with the  prevailing  vacation policies of InTandem.  Within 10 days of the  termination  or  expiration of the
Employment  Term, any accrued but unused  vacation  earned by Executive shall be paid to  Executive  at the  rate  of  Executive's  base  salary  at the  time of termination or expiration of the Employment Term.

     SECTION 5.  Reimbursement  for  Expenses.  Executive is authorized to incur reasonable and necessary  traveling  expenses and other reasonable and necessary expenses and  disbursements  for or on behalf of InTandem in the  performance of
Executive's  duties  during  Executive's  employment  under this  Agreement,  in accordance with InTandem's prevailing expense incurrence policies. InTandem will reimburse  Executive  for  all  such  expenses  in  accordance  with  InTandem's prevailing  expense  reimbursement  policies  upon  presentation  of a  properly itemized  account  of  such  expenditures  and the  business  reasons  for  such expenditures.

     SECTION 6. Termination of Employment By InTandem.

     (a)  Termination.  Executive shall be subject to dismissal from Executive's position as an  executive  of InTandem at any time and with or without
          Cause.  The effect of any  termination  of the employment of Executive with  Cause is set forth in  Section  8(a)  hereof.  The effect of any termination of the employment of Executive  without Cause is set forth in Section 8(d) hereof.

     (b)  Definition  of Cause.  The term  "Cause"  shall  mean:  (i) a material breach of this Agreement by Executive,  but only if such breach is not cured within thirty (30) days following  written notice by InTandem to
          Executive  of such  breach,  assuming  such breach may be cured;  (ii)
          Executive is convicted of any act or course of conduct involving moral turpitude;  or (iii) Executive engages in any act or course of conduct constituting  an abuse of  office  or  authority  which  significantly adversely affects the business or reputation of InTandem.  Any written notice by InTandem to  Executive  pursuant to this  Section 6(b) shall set forth, in reasonable detail,  the facts and circumstances  claimed to constitute the cause.

     (c)  Termination  by Reason of  Incapacity.  In the  event  that  Executive suffers a disability which prevents him from substantially  performing
          Executive's duties under this Agreement for a period of at least sixty
          (60) calendar days within any fiscal year period (whether  consecutive or non-consecutive) (a "Disability"), InTandem shall have the right to dismiss  Executive upon ten (10) calendar days' written notice. In the event of any dispute  between  InTandem  and  Executive  as to whether
          Executive  has suffered a  Disability,  the  determination  of whether
          Executive  has suffered a Disability  shall be made by an  independent physician  selected by InTandem,  and the  decision of such  physician shall be binding upon InTandem and Executive.

     (d)  Termination  by  Death.   In  the  event  Executive  dies  during  the
          Employment  Term, this Agreement shall terminate  automatically,  such termination to be effective on the date of Executive's death.

     SECTION 7.  Termination  of  Employment  By  Executive.  The  employment of
Executive  under  this  Agreement  shall be deemed to have  been  terminated  by
Executive  for "Good  Reason" if  Executive  voluntarily  terminates  employment following  the  occurrence  of (a) a material  breach by  InTandem of any of its obligations  under this  Agreement;  provided,  however,  that  Executive  shall provide  written  notice of such  material  breach within thirty (30) days after
Executive's  discovery  of such  material  breach  and  InTandem  shall have the opportunity  to cure such default  within thirty (30) days after receipt of such written notice, and if InTandem does not cure the default within such time, then
Executive's  employment  shall be deemed to have been terminated for Good Reason by Executive, thirty (30) days after receipt of such written notice by InTandem, or such  shorter  period as  InTandem  may  elect;  or (b) a  diminution  of job responsibilities,  reporting  assignment  or job title for any reason other than for Cause as defined in Section 6(b) above.  No resignation  or other  voluntary termination  by Executive  other than pursuant to this Section 7 shall be deemed under any  circumstances  to be a termination  with Good Reason, a "constructive termination"  or otherwise not in breach of Executive's  obligations  under this
Agreement.

     SECTION 8. Effect of Termination.

     (a)  For Cause by InTandem;  Without Good Reason by Executive. In the event of  termination  of this Agreement (x) by InTandem for Cause or (y) by
          Executive without Good Reason,  InTandem shall pay to Executive within thirty (30) days of such  termination  any Base Salary accrued but not paid to Executive prior to the effective date of such termination, and
          Executive  shall be  entitled  to any  Benefits  which may then be due under  any of the  benefit  or other  plans in  which  Executive  is a participant.  Executive  shall  forfeit  any  right to any  bonus  not previously  paid to Executive by InTandem and shall not be entitled to any further  compensation or benefits  hereunder  (including,  without limitation,  the  Benefits),  except  as  the  same  are  required  by applicable  law  to be  continued  or  otherwise  made  available.  In addition,  Executive  shall  forfeit  all  unvested  options  held  by
          Executive in accordance  with the terms of any Incentive  Stock Option
          Agreement then in effect.

     (b)  By Reason of  Executive's  Death.  In the event of the  termination of this Agreement by reason of the death of the  Executive,  InTandem (i)
          shall  pay,  within  sixty  (60)  days  of  death,  Executive's  legal representatives  (A) any  unpaid  salary  installment  in  respect  of
          Executive's  Base Salary through the last day of the calendar month in which Executive's death occurs,  and (B) any bonus previously  awarded but not yet paid to  Executive;  and (ii)  shall  continue  to provide
          (subject  to any  applicable  eligibility  criteria)  any  medical and dental  benefits  comprising  part  of  the  Benefits  (or  comparable benefits) to the spouse and any dependents of Executive at the time of
          Executive's  death,  for a period of twelve  (12) months from the last day of the  calendar  month  in which  Executive's  death  occurs.  In addition,  any unvested InTandem options held by Executive at the time of Executive's death that are scheduled to vest within one (1) year of
          Executive's death shall become immediately vested.

     (c)  By  Reason  of the  Incapacity  of the  Executive.  In  the  event  of
          termination   of  this  Agreement  by  reason  of  the  Disability  of
          Executive,  InTandem  (i) shall pay to  Executive  (A) any unpaid Base
          Salary  through  the last  day of the  calendar  month  in which  such termination  occurs,  and (B) any bonus previously awarded but not yet paid to Executive;  and (ii) shall continue to provide (subject to any applicable  eligibility  criteria)  any  medical  and dental  benefits comprising part of the Benefits (or comparable benefits) to Executive,
          Executive's  spouse and any  dependents  of Executive who enjoyed such benefits at the time of Executive's Disability, for a period of twelve
          (12)  months  from the last day of the  calendar  month in which  such termination occurs. In addition, all unvested InTandem options held by
          Executive at the time of Executive's  death that are scheduled to vest within one (1) year of  Executive's  death  shall  become  immediately vested.

     (d)  Without Cause by InTandem; For Good Reason by Executive.  In the event of termination of this Agreement (x) by InTandem  without Cause or (y)
          by  Executive  for Good  Reason,  InTandem  (i) shall  continue pay to
          Executive (A) the full amount of  Executive's  Base Salary through the
          expiration  of  the  initial  Term  of  this  Agreement,   as  if  the
          Executive's  employment had continued without interruption through the date of termination,  and (B) any bonus previously  awarded to but not yet paid to Executive;  and (ii) shall  continue to provide  Executive
          with  Benefits  (or  comparable   benefits),   including  (subject  to
          applicable   eligibility   criteria)   medical  and  dental   benefits
          comprising  a portion of the  Benefits  (or  comparable  benefits)  in respect of  Executive's  spouse and any dependents of the Executive as of the date of such termination,  until one year following the date of termination. In addition, upon any such termination in accordance with this  Section  8(d),  (xx)  any  InTandem  stock  options  granted  to
          Executive shall become  immediately  vested and exercisable;  and (yy)
          notwithstanding   anything  to  the  contrary  in  any   shareholders'
          agreement  to which  Executive  is a  party,  Executive  shall  not be subject to  forfeiture  of any shares of  InTandem  common  stock then beneficially owned or controlled by Executive.

     (e)  Sole Remedy.  Executive shall not be entitled to any form of severance benefits,  including,  without limitation,  benefits otherwise payable under any of InTandem's regular severance  policies,  other than those set forth herein.  In  consideration  of the compensation and benefits available and paid hereunder, Executive, except as otherwise expressly provided in this Agreement,  unconditionally releases InTandem and its present and future  Affiliates,  directors,  officers,  Executives and agents,  or any of them,  from  any and all  claims,  liabilities  and obligations  of any nature  pertaining to  termination  of Executive's employment  hereunder.  Executive and InTandem further agree that upon any termination of Executive's employment in accordance with the terms hereof,  each of  Executive  and  InTandem  shall act in good faith in connection  with any  such  termination,  and  neither  Executive  nor
          InTandem shall disparage or otherwise  defame the business  reputation of the other party hereto.

     (f)  Change in Control.

          (i)  After a Change in Control  (as  defined  below) of  InTandem  has occurred,  all of Executive's stock options,  stock  appreciation rights,  restricted  stock  grants or stock  bonuses  and similar benefits shall be deemed to vest in full on the effective date of such  Change of Control,  notwithstanding  any  provision  to the contrary in any applicable agreement or plan. If InTandem (or any
               successor  thereto)   terminates   Executive's   employment  with
               InTandem  within  six (6)  months  after the  Change in  Control,
               Executive shall be entitled to receive the sum of (1) Executive's
               Base  Salary  for  the  remainder  of the  initial  term  of this
               Agreement  (but  in  no  event  less  than  twelve  (12)  months'
               then-current base Salary), (2) bonus compensation,  to the extent that InTandem's  commitment to the same existed as of the date of the Change in Control, pro-rated to the date of termination,  (3)
               incentive stock compensation,  (4) benefits,  (5) perquisites and awards,  including,  without  limitation,  immediate  vesting  of
               benefits  and  awards  under  InTandem's   stock  option,   stock
               appreciation,  restricted  stock,  stock bonus or similar plan to the  extent  not  theretofore  vested,  and (6) any  benefits  in
               InTandem  pension or retirement plan or program,  accrued through
               the  date  Executive's  employment  with  InTandem,   that  would
               otherwise   terminate   pursuant  to  the  terms   thereof   (the
               "Termination   Date")  (all  of  the   foregoing   six  elements,
               individually and collectively,  the "Termination  Compensation").
               Notwithstanding  the  foregoing,   if  Executive  is  offered  an
               employment  agreement ("New  Agreement") by InTandem within sixty
               (60) days after the Change in Control,  having a term of not less than twelve (12) months on terms  substantially  similar to those
               provided   herein,   Executive  shall  not  be  entitled  to  the
               Termination  Compensation  unless  within  three (3) months after
               Executive's acceptance of the New Agreement, Executive determines to sever Executive's  employment  relationship with InTandem,  in which event,  the Executive  shall be entitled to the Termination
               Compensation.

          (ii) For  purposes  hereof,  a "Change in Control"  shall be deemed to have  occurred  if,  after the date  hereof  and  before the date
               Cognigen Networks,  Inc. ("Cognigen") owns any InTandem shares of common stock: (A) any "person" or "group" (as such terms are used in Sections (3), 3(a),  (9) and 13(d) of the Securities  Exchange
               Act of 1934 (the  "Exchange  Act"),  as  amended)  other than the existing  shareholders  of  InTandem  as  of  the  date  of  this
               Agreement,  including  their  respective  affiliates,  becomes  a
               "beneficial  owner" (as such term is used in the  Exchange  Act), directly or indirectly,  of shares of InTandem representing fifty percent (50%) or more of the combined  voting power of InTandem's then  outstanding  shares;  (B) a change in "control" of InTandem
               (as the term "control" is defined in rule 12b-2 or successor rule promulgated under the Exchange Act) shall have occurred;  (C) the majority  of the  Board of  Directors,  as such  entire  Board of
               Directors is composed as of the date  hereof,  no longer serve as directors of InTandem;  (D) the shareholders of InTandem approve, and InTandem actually consummates, a plan of complete liquidation of  InTandem  or an  agreement  for the  sale or  disposition  by
               InTandem of all or substantially all of InTandem's assets; or (E)
               the  shareholders  of InTandem  approve,  and  InTandem  actually consummates, a merger or consolidation of InTandem with any other
               InTandem,  in  which  the  voting  power of  InTandem's  interest represents  fifty percent (50%) or less of the total voting power of the  successor  entity.  Notwithstanding  the  foregoing,  any transaction  involving a leveraged buyout or other acquisition of
               InTandem which would otherwise constitute a Change in Control, in which Executive participates in the surviving or successor entity
               (other  than solely as an  Executive  or  consultant),  shall not constitute a Change in Control.

          (iii)It is  intended  that the  "present  value" of the  payments  and benefits to Executive, whether under this Agreement or otherwise,
               which  are   included   in  the   computation   of   "Termination
               Compensation" shall not, in the aggregate,  exceed 2.99 times the
               "base amount" (the terms "present value", and "base amount" being determined in accordance with Section 280G of the Code). However, if Executive receives payments or benefits from InTandem prior to payment of the Termination  Compensation which, when added to the
               Termination   Compensation,   would,   in  the   opinion  of  the
               Accountants, subject any of the payments or benefits to Executive to the excise tax imposed by Section  4999 of the Code,  InTandem shall be  responsible  for payment of such tax and shall gross-up the payment to Executive,  accordingly,  so as to make the impact of such tax neutral with respect to payments made to Executive.

     SECTION 9. Non-Competition and Permitted Business Activities.

          (a)  Non-Compete During Employment Term.  Executive agrees that during the Employment  Term of this  agreement,  except with the written consent of  InTandem  and  Cognigen,  such  Executive  shall not, directly or indirectly,  engage in  competition  with InTandem or
               Cognigen  in  any  manner  or  capacity  (e.g.,  as  an  advisor,
               principal,   agent,  partner,  officer,  director,   stockholder,
               Executive,  member of any  association or otherwise) in any phase of the business which  InTandem or Cognigen is conducting  during the term of this Agreement, including any business engaged in the provision of  telecommunications  and internet  provider services other than  through  the  facilities  of  InTandem or Cognigen (a
               "Competing  Business")  or (ii)  hold  any  beneficial  ownership interest,  directly or  indirectly,  in any  Competing  Business;
               provided  however,  that  none of the  foregoing  shall  prohibit
               Executive from owning, for the purpose of passive investment, (x)
               less than 5% of any class of securities of another  publicly-held corporation,  or (y) such interest(s) in non-public non-Competing
               Business  entities as Executive owned prior to the effective date of this Agreement.

          (b)  Executive agrees that,  during the term of this Agreement and for a period of twelve (12) consecutive  months after  termination of
               employment,   Executive  shall  not,  except  in  the  course  of
               Executive's  duties  hereunder,  or except with the prior written permission of InTandem and Cognigen, (i) hire any person employed by  InTandem  or  Cognigen  as of  the  date  of  termination  of employment;  or (ii) directly or indirectly  induce or attempt to induce or otherwise  counsel,  advise,  solicit or encourage  any person  to leave the  employ  of  InTandem  or  Cognigen  (or any subsidiary or affiliate  thereof) to accept  employment  with any person or entity other than InTandem or Cognigen, as the case may
               be.

          (c)  Executive agrees that during the term of this Agreement,  and for a period of twelve (12) consecutive  months after  termination of such  employment,  Executive  shall not  directly  or  indirectly solicit,  induce or  attempt  to  solicit,  induce  or  otherwise counsel,  advise,  or  encourage  any  customer  or  supplier  of
               InTandem or Cognigen (or any subsidiary or affiliate  thereof) to sever its business  relationship with InTandem or Cognigen and to become a customer or supplier of another  person or entity  other than InTandem or Cognigen.

          (d)  Executive agrees that during the term of this Agreement,  and for a period of twelve (12) consecutive  months after  termination of such  employment,  Executive  shall not  directly  or  indirectly solicit,  induce or  attempt  to  solicit,  induce  or  otherwise counsel,  advise, or encourage any agent, dealer,  distributor or
               consultant  of  InTandem  or  Cognigen  (or  any   subsidiary  or
               affiliate  thereof)  to  sever  its  business  relationship  with
               InTandem and to move its existing business base to another person or entity other than InTandem or Cognigen.

          (e)  Executive agrees that during the term of this Agreement,  and for a period of twelve (12) consecutive  months after  termination of such employment.  The Executive will not, directly or indirectly, assist or encourage any other person in carrying out, directly or indirectly,  any activity  that would be  prohibited by the above provisions of this Section 9 if such activity were carried out by the Executive,  either directly or indirectly.  In particular the
               Executive  agrees that he/she will not,  directly or  indirectly, induce  any  executive  of  InTandem  to carry out,  directly  or indirectly, any such activity.

          (f)  The  Executive   agrees  that  the  restrictions  and  agreements
               contained  in this  Section 9 are  reasonable  and  necessary  to protect  the  legitimate  interests  of  InTandem  and  that  any
               violation   of  this  Section  9  will  cause   substantial   and
               irreparable  harm to InTandem that would not be quantifiable  and for which no adequate  remedy would exist at law and  accordingly injunctive  relief shall be available  for any  violation of this
               Section 9.

          (g)  If the duration or geographical extent of, or business activities covered  by,  this  Section  9 are in excess of what is valid and enforceable  under  applicable  law, then such provision shall be construed  to cover only that  duration,  geographical  extent or
               activities  that  are  valid  and   enforceable.   The  Executive
               acknowledges  the  uncertainty  of the  law in this  respect  and
               expressly   stipulates   that   this   Agreement   be  given  the
               construction  which renders its provisions  valid and enforceable to the maximum extent (not exceeding its express terms)  possible under applicable law.

     SECTION 10. Ownership of Work Product.

     (a)  Executive  acknowledges  that  during  the  Employment  Term,  he  may conceive of, discover, invent or create inventions,  improvements, new contributions,  literary  property,  material,  ideas and  discoveries related to the  business of  InTandem,  whether or not  patentable  or
          copyrightable   (collectively,   "Work  Product"),  and  that  various
          business   opportunities   may  be  presented  to  him  by  reason  of
          Executive's  employment  by  InTandem.  Executive  acknowledges  that, unless  InTandem  otherwise  agrees in writing,  all such Work Product
          related  to  the   business  of  InTandem,   and  all  such   business
          opportunities,  shall be owned by and belong  exclusively to InTandem, and that he shall have no personal interest therein.

     (b)  Executive shall further,  unless InTandem otherwise agrees in writing,
          (i) promptly disclose any such Work Product and business opportunities to  InTandem,  (ii)  assign to  InTandem,  upon  request  and  without additional  compensation,  the entire  rights to such Work Product and business opportunities, (iii) execute all documents necessary to carry out the  foregoing and (iv) give  testimony in support of  Executive's inventorship or creation in any appropriate  case, upon request of the senior  management  of  InTandem.  Executive  agrees  that he will not assert  any  rights to any Work  Product or  business  opportunity  as having  been  made  or  acquired  by him  prior  to the  date  of this
          Agreement, except for Work Product or business opportunities,  if any, disclosed to and acknowledged by InTandem in writing prior to the date hereof.

     SECTION 11. Non-Disclosure of Confidential Information.

     (a)  Executive  shall  hold in a  fiduciary  capacity  for the  benefit  of
          InTandem all  Confidential  Information  (as defined  below) and shall not, during the term of Executive's  employment hereunder or after the
          termination   of  such   employment,   communicate   or  divulge   any
          Confidential  Information to, or use any Confidential  Information for
          the benefit of, any person  (including  Executive) other than InTandem or Cognigen,  affiliates of InTandem or Cognigen or persons designated in writing by InTandem or Cognigen.  "Confidential  Information" shall mean customer lists,  suppliers  lists,  costs and  specifications  of
          InTandem's  or  Cognigen's  products  and  services,  know-how,  trade secrets,  financial  data,  operational  methods,  marketing and sales information, marketing plans and strategies, business plans, personnel information,  research projects, development plans or projects and all other  information  of  a  proprietary  nature.  Upon  termination  of
          Executive's  employment  with  InTandem  for  any  reason  whatsoever,
          Executive  shall promptly return to InTandem or, at the sole option of
          InTandem,  otherwise destroy any documents or other written,  recorded
          or  graphic   matter   containing,   relating  or   referring  to  any
          Confidential  Information (and all copies and extracts thereof and any notes  relating  thereto) in  Executive's  possession or control,  and deliver to InTandem a written  confirmation that all such Confidential
          Material has been so returned or destroyed.

     (b)  Executive  covenants  that  he  will  not,  during  the  term  of this
          Agreement,  improperly use or disclose any proprietary  information or trade  secrets of any former  employer or other person or entity,  and that he will not bring onto the premises of InTandem  any  unpublished document or  proprietary  information  belonging to any such employer, person or entity  unless  consented  to in writing  by such  employer, person or entity.

     (c)  The  provisions  of this  Section  11 shall  survive  the  expiration, cancellation or other termination of this Agreement.

     (d)  Liability for Actions or Inactions;  Indemnification.  Executive shall not be liable,  in damages or  otherwise,  to InTandem  for any act or failure to act on behalf of  InTandem,  performed  within the scope of
          Executive's authority conferred by the terms of Executive's employment under this Agreement, unless such act or omission constituted Cause or fraudulent  or willful  misconduct,  was  performed  or omitted in bad faith or constituted gross negligence.

     SECTION  12.  Entire   Agreement.   This  Agreement   contains  the  entire
understanding  of the  parties  with  respect to the subject  matter  hereof and supersedes  any and all prior  agreements and  understandings,  both written and oral, of the parties with respect to the subject matter hereof.

     SECTION 13. Governing Law; Jurisdiction; Service of Process.

          (a)  This  Agreement  shall be governed by and construed in accordance with the laws of the State of Washington (other than its rules of conflicts of laws to the extent that the  application of the laws of another jurisdiction would be required thereby).

          (b)  With respect to any suit, action, or proceedings relating to this
               Agreement ("Proceedings"), the parties irrevocably:

               (i)  submit to the  non-exclusive  jurisdiction  of the courts of the State of Washington and the United States District Court
                    located in King County, State of Washington; and

               (ii) waive  any  objection  that they may have at any time to the laying  of  venue  of any  Proceedings  brought  in any such court;  waive any  claim  that  such  Proceedings  have been brought in an  inconvenient  forum;  and  further  waive the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party.

          (c)  The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section 20.  Nothing in this
               Agreement shall affect the right of either party to serve process in any other manner permitted by law.

     SECTION 14. Specific  Enforcement.  If Executive breaches,  or threatens to commit a breach  of,  any of the  provisions  of  Sections  9, 10, or 11 hereof,
InTandem  or  Cognigen,  as the case may be,  shall have the right and remedy to have such provision  specifically enforced by any court having jurisdiction,  it being  acknowledged  and agreed that any such breach or  threatened  breach will cause irreparable injury to InTandem or Cognigen and that money damages will not provide an adequate  remedy to InTandem or Cognigen.  Nothing in this Section 14 shall be  construed to limit the right of InTandem to collect  money  damages in the event of a breach of any of the  provisions  of this  Agreement,  including, without limitation, Sections 9, 10 and 11 hereof.

     SECTION  15.  Third Party  Beneficiaries.  None of the  provisions  of this
Agreement  shall be for the benefit of or  enforceable by any third party (other than  Executive's  heirs or  representatives  or Cognigen),  including,  without limitation,  any creditor of InTandem,  Cognigen or of Executive.  No such third party shall obtain any right under any  provision of this  Agreement or shall by reason of any such provision  make any claim in respect of any debt,  liability, or obligation (or otherwise) against InTandem or Cognigen.

     SECTION 16. Waiver of Jury Trial.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation  arising out of or relating to this Agreement and  Executive's employment by InTandem.  Each party (a) certifies that no representative,  agent or attorney of the other party has  represented,  expressly or  otherwise,  that such other  party  would not,  in the event of  litigation,  seek to enforce the foregoing  waiver;  and (b) acknowledges  that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth in this Section.

     SECTION  17.  Expenses.  Each  party  hereto  shall  assume and pay its own expenses  incident to the  negotiation  and  execution  of this  Agreement,  the preparation for carrying it into effect and the consummation of the transactions contemplated  hereby.  Without  limiting the generality of the  foregoing,  each party  shall  pay all legal  fees and other  fees to  consultants  and  advisors incurred  by it  relating  to this  Agreement  and such  transactions  and shall indemnify and hold the other party harmless from and against any claims for such expenses and fees.

     SECTION  18.  Waivers  and  Amendments.  This  Agreement  may  be  amended, superseded,  canceled,  renewed or extended  and the terms hereof may be waived, only by a written  instrument signed by each party, or, in the case of a waiver, by the party waiving  compliance.  Except where a specific  period for action or inaction is provided  herein,  no delay on the part of a party in exercising any right, power or privilege  hereunder shall operate as a waiver thereof.  Neither any waiver on the part of a party of any such right, power or privilege, nor any single or partial exercise of any such right,  power or privilege shall preclude any further exercise  thereof or the exercise of any other such right,  power or privilege.

     SECTION  19.  Notices.  All  notices or other  communications  required  or permitted  to be given  hereunder  shall be in writing and shall be delivered by hand or sent,  postage  prepaid,  by  registered,  certified  or express mail or reputable  overnight courier service and shall be deemed given when so delivered by hand, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

            if to InTandem:

                  InTandem Communications Corp.
                  [   ]
                  [   ]
                  Attention:  ________________

                  With a copy to:
                  [   ]
                  [   ]
                  Attention:  ________________

                  if to Executive:
                  --------------------
                  [   ]
                  [   ]
                  at the then-current address for Executive maintained in the
                  InTandem Executive files.

     SECTION 20.  Calculations.  All  calculations  of dollar amounts  hereunder shall be rounded to the nearest whole cent. Equidistant amounts shall be rounded upwards.

     SECTION  21.  Severability.  If any  provision  of this  Agreement,  or the application  of such  provision  to any  person or  circumstance,  shall be held invalid, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby; provided, however, that the parties  shall  negotiate  in good faith with  respect to an  equitable modification of the provision or application  thereof held to be invalid. To the extent that it may  effectively  do so under  applicable  law, each party hereto hereby  waives  any  provision  of law,  which  renders  any  provision  of this
Agreement invalid, illegal or unenforceable in any respect.

     SECTION 22. Opportunity to Review; No Drafting  Presumptions.  Both parties acknowledge that the terms and conditions of this Agreement  reflect the correct understanding and intent of both parties. The parties acknowledge that they have carefully reviewed the terms and conditions of this Agreement with legal counsel
of  their  own  choosing.   Should  any  provision  of  this  Agreement  require
interpretation  or  construction,  is  agreed  by the  parties  that the  entity interpreting or construing this Agreement shall not apply a presumption  against the party who prepared the document.

     SECTION  23.  Successors  and  Assigns.  Except as  otherwise  specifically provided in this  Agreement,  this Agreement  shall be binding upon and inure to the benefit of the parties and Cognigen,  and their legal  representatives,  and permitted successors and assigns.

     SECTION 24. Captions. All headings, paragraph titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define,  limit,  extend or describe the scope of this Agreement or the intent of any provisions hereof.

     SECTION 25.  Counterparts.  This  Agreement  may be executed in one or more counterparts,  each of which shall be on original  and all of which,  when taken together, shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       INTANDEM COMMUNICATIONS CORP.

                                       By:
                                            ----------------------------------------

                                       Title:
                                               -------------------------------

                                       EXECUTIVE

                                   SCHEDULE G

                            PRINCIPALS' STOCK OPTION

                             COGNIGEN NETWORKS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

     This  NON-QUALIFIED  STOCK OPTION AGREEMENT (the  "Agreement") is made this
_____ day of _____,  _____, by and between COGNIGEN  NETWORKS,  INC., a Colorado corporation  (the "Company") and _____, an individual  resident of _____,  _____
("Optionee").

1.   Grant of Option.  The  Company  hereby  grants  Optionee  the  option  (the
     "Option") to purchase  all or any part of one-third of an aggregate  number of shares of the Company's  common stock (up to a maximum of 90,000 shares)
     (the "Shares") that is determined (i) by deducting from the total amount of the Company's  revenue  derived for the period between the Closing Date and
     April 1, 2004,  from the sales of its 1 + resale  products the revenue that the Company  received from the sales  thereof as of the Closing Date;  (ii)
     multiplying   that  amount  by  6%  (for  sales  of  1  +  resale  products attributable  to the  Company)  and 12% (for sales of 1 + resale  products, attributable  to InTandem);  and (iii) dividing the total of the percentage result by the last sale price of a share of the  Company's  common stock as of April 1, 2004.  The exercise price shall be equal to the last sale price of the Company's common stock as of April 1, 2004.

     The Option shall terminate March 31, 2009.

2.   Vesting of Option Rights.  Except as otherwise  provided in this Agreement, the Option may be exercised by Optionee  quarterly over a three-year period commencing one year after the date hereof.

     During the lifetime of Optionee,  the Option shall be  exercisable  only by
Optionee and shall not be assignable or transferable by Optionee,  other than by will or the laws of descent and distribution.

3.   Method of Exercise of Option.  Subject to the foregoing,  the Option may be exercised in whole or in part from time to time by serving  written  notice of  exercise  on the  Company  at its  principal  office  within the Option period.  The notice shall state the number of Shares as to which the Option is being  exercised  and shall be  accompanied  by payment of the  exercise price.  Payment of the exercise price shall be made in cash (including bank check, personal check or money order payable to the Company).

4.   Acceleration of Exercisability Upon Change in Control.  Notwithstanding any
     other provision in the Agreement, the Option may be exercised as to 100% of the Shares on the date of a "Change  in  Control."  A "Change  in  Control"
     shall  mean any of the  following:  (i) the  consummation  of a  merger  or consolidation  of the  Company  with or into  another  entity  or any other corporate reorganization,  if more than 50% of the combined voting power of the continuing or surviving  entity's  securities  outstanding  immediately after such merger,  consolidation  or other  corporate  reorganization  are owned by persons who were not stockholders of the Company immediately prior to such merger,  consolidation  or other corporate  reorganization,  (ii) a public  announcement that any person has acquired  beneficial  ownership of
     51% or more of the then  outstanding  shares of Common  Stock and, for this purpose,  the terms  "person"  and  "beneficial  ownership"  shall have the meanings provided in Section 13(d) of the Securities  Exchange Act of 1934,
     as amended or related  rules  promulgated  by the  Securities  and Exchange
     Commission;  (iii)  the  commencement  of  or  public  announcement  of  an intention  to make a tender or  exchange  offer for 51% or more of the then outstanding shares of the Common Stock; (iv) a sale of all or substantially all of the  assets  of the  Company  or (v) the Board of  Directors  of the
     Company,  in its sole and absolute  discretion,  determines that there is a change in control of the Company.

5.   Dilution or Other Adjustment.

     (a)  Adjustment of Exercise  Price for Stock  Splits,  Reverse Stock Splits
          and Stock Dividends.  If the outstanding  shares of Common Stock shall be subdivided  (split),  combined (reverse split), by reclassification or otherwise, or if any dividend payable on the Common Stock in shares of  Common  Stock  shall  occur at the time that any  portion  of this
          Option remains unexercised in whole or in part, the exercise price and the number of shares of Common Stock  available for purchase  pursuant to the exercise of this Option  immediately prior to such subdivision, combination or dividend shall be proportionately adjusted as follows:

          (i)  If a net  increase  shall  have been  effected  in the  number of outstanding  shares of the Company's  Common Stock, the number of
               shares  of  Common   Stock   underlying   this  Option  shall  be
               proportionately increased, and the cash consideration payable per share of Stock shall be proportionately reduced; and

          (ii) If a net  reduction  shall  have been  effected  in the number of outstanding  shares of the Company's  Common Stock, the shares of
               Common  Stock  underlying  this Option  shall be  proportionately reduced  and the cash  consideration  payable per share of Common
               Stock shall be proportionately increased.

     (b)  Adjustment for Capital Reorganizations.  If at any time there shall be a capital  reorganization or  reclassification of the Company's Common
          Stock or a merger or consolidation of the Company with or into another corporation  (other  than a merger  after  which  the  Company  is the continuing  corporation  and which  does not  result in any  change of outstanding  shares of Common  Stock),  or the sale or lease of all or substantially all of the Company's  properties and assets to any other
          entity   or   person,   then,   as  part   of   such   reorganization,
          reclassification,  merger, consolidation,  sale or lease, the Company, as a condition precedent to such transaction,  shall provide, or cause effective  provision to be made so, that the Optionee shall thereafter be entitled to receive on exercise of this Option  during the exercise period specified in this Option and upon payment of the exercise price of this Option,  as adjusted to the extent  required  under (a) above, the number of shares of stock or other  securities  or property of the
          Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Shares deliverable on exercise
          of  this   Option   would   have  been   entitled   on  such   capital
          reorganization,  reclassification,  merger,  consolidation  or sale if this  Option  had  been  exercised  immediately  before  such  capital
          reorganization,   reclassification,  merger,  consolidation,  sale  or
          lease. In any such case, appropriate adjustment, as determined in good faith  by the  Company's  Board  of  Directors,  shall  be made in the application  of the  provisions  of this  Option  with  respect to the rights  and  interests  of  the  Optionee  after  the  reorganization, reclassification,  merger. consolidation, sale or lease to assure that the  provisions  of this  Option,  including  all  adjustments  to the exercise  price of this Option then in effect and the number of shares which may be purchased  upon exercise of this Option,  but without any change in the aggregate  exercise price, shall be applicable after any such  transaction,  as near as reasonably  they may be, in relation to any shares or other  securities  or  property  deliverable  after such event upon  exercise of this Option.  If, as a result of an adjustment made pursuant to this  subsection (b), the Optionee of the Option that is thereafter exercised shall become entitled to receive shares of two or  more  classes  of  capital  stock  of the  Company  or  any  other corporation or entity, the board of directors (or other governing body if there be no board of directors) thereof (whose  determination shall be  conclusive  and shall be described  in a statement  filed with the
          Company) shall determine the allocation of the adjusted exercise price between  or among  shares of such  classes of  capital  stock.  If any subsequent adjustments to the exercise price are made pursuant to this
          Section 5, such adjustments shall be made separately to the portion of the  exercise  price so  allocated  to each of such classes of capital stock. The foregoing provisions of this subsection (b) similarly apply to successive  reclassifications,  consolidations,  mergers,  sales or leases.

     (c)  Certificate as to Adjustments.  Upon the occurrence of each adjustment or  readjustment  pursuant  to this  Section  5, the  Company,  at its expense,  shall promptly  compute such  adjustment or  readjustment in accordance  with the terms  hereof  and  furnish  to each  Optionee  a certificate  setting forth such adjustment or readjustment and showing in detail  the facts upon which such  adjustment  or  readjustment  is based. The Company shall,  upon the written  request,  at any time, of the Optionee,  furnish or cause to be furnished to the Optionee a like certificate setting forth:

          (i)  Such adjustments or readjustments;

          (ii) The exercise price of this Option at the time in effect; and

          (iii)The number of Shares and the amount,  if any,  of other  property that at the time  would be  received  upon the  exercise  of this
               Option.

     (d)  Notices of Record Date.  If (i) the Company  establishes a record date to determine the holders of any class of securities for the purpose of
          determining   who  is  entitled  to  receive  any  dividend  or  other
          distribution,  (ii) the  Company  shall offer to the holders of Common
          Stock for  subscription  or purchase by them of any shares of stock of any class or any other rights, or (iii) any capital  reorganization of the  Company,  reclassification  of the capital  stock of the Company,
          consolidation   or  merger  of  the  Company   with  or  into  another
          corporation,  sale, lease or transfer of all or  substantially  all of the property and assets of the Company or dissolution,  liquidation or winding up of the Company  ("Certain  Events") shall be effected,  the
          Company shall mail to the Optionee at least ten (10) days prior to the date  specified  for the  taking of (A) a record  or (B) the  proposed action,  a notice  specifying  the  proposed  action  to be taken  and stating the date (1) of record for any such  dividend or  distribution or (2) when any such  Certain  Events  are to be  consummated  and the date,  if any, to be fixed as to when the  holders of Common  Stock of record shall be entitled to exchange  their shares of Common Stock for securities or other  property  deliverable  upon the completion of any such Certain Events.

6.   Miscellaneous.

     (a)  No  Rights  of  Stockholders.   Neither  Optionee,   Optionee's  legal
          representative  nor a  permissible  assignee of this Option shall have any of the rights and  privileges of a stockholder of the Company with respect to the  Shares,  unless and until such Shares have been issued
          in  the  name  of  Optionee,   Optionee's  legal   representative   or
          permissible assignee, as applicable.

     (b)  No Right to Employment. The grant of the Option shall not be construed as giving  Optionee  the  right to be  retained  in the  employ of the
          Company  or of an  affiliate  or give the  Optionee  the right to be a director of the Company or an affiliate  of the  Company,  nor will it affect  in any  way  the  right  of the  Company  or an  affiliate  to terminate  such  employment  or position at any time,  with or without cause.  In  addition,  the  Company  or an  affiliate  may at any time dismiss Optionee from employment,  or terminate the term of a director of the Company or an  affiliate,  free from any liability or any claim under this  Agreement.  Nothing in this Agreement  shall confer on any person  any  legal or  equitable  right  against  the  Company  or any affiliate, directly or indirectly, or give rise to any cause of action at law or in equity  against the Company or an  affiliate.  The Option granted  hereunder  shall  not form any part of the wages or salary of
          Optionee  for purposes of severance  pay or  termination  indemnities, irrespective  of the reason for  termination of  employment.  Under no circumstances  shall  any  person  ceasing  to be an  Optionee  of the
          Company or any affiliate be entitled to any  compensation for any loss of any right or benefit under this Agreement which such Optionee might otherwise have enjoyed but for termination of employment, whether such compensation  is  claimed  by way of damages  for  wrongful  or unfair dismissal, breach of contract or otherwise.

     (c)  Governing  Law.  The  validity,   construction   and  effect  of  this
          Agreement,  and any rules and regulations  relating to this Agreement, shall be determined in accordance  with the internal laws, and not the law of conflicts, of the State of Washington.

     (d)  Severability.  If any provision of this  Agreement is or becomes or is deemed to be invalid,  illegal or unenforceable in any jurisdiction or would disqualify this Agreement under any law deemed applicable by the
          Company,  such  provision  shall be  construed  or deemed  amended  to conform to applicable  laws, or if it cannot be so construed or deemed amended  without,  in the  determination  of the  Company,  materially altering the purpose or intent of this Agreement, such provision shall be  stricken  as to  such  jurisdiction  of  this  Agreement,  and the remainder of this Agreement shall remain in full force and effect.

     (e)  No Trust or Fund  Created.  This  Agreement  shall  not  create  or be construed  to  create  a  trust  or  separate  fund  of any  kind or a fiduciary  relationship  between  the  Company  or any  affiliate  and
          Optionee or any other person.

     (f)  Headings.  Headings are given to the Sections and  subsections  of the
          Agreement  solely  as a  convenience  to  facilitate  reference.  Such headings  shall not be deemed in any way  material  or relevant to the construction  or  interpretation  of the  Agreement  or any  provision thereof.

     (g)  Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the  exercise of the Option  unless such  exercise and the issuance and delivery of the applicable  Shares pursuant thereto shall comply  with  all  relevant  provisions  of  law,  including,  without limitation, the Securities Act of 1933, as amended, the Securities and
          Exchange  Act  of  1934,  as  amended,   the  rules  and   regulations
          promulgated  thereunder,  the  requirements  of any  applicable  Stock
          Exchange  or the Nasdaq  National  Market and the  Washington  General
          Corporation  Law. As a condition to the exercise of the purchase price relating  to the  Option,  the  Company  may  require  that the person exercising or paying the purchase price represent and warrant that the
          Shares are being purchased only for investment and without any present intention  to sell or  distribute  such  Shares if, in the  opinion of counsel  for  the  Company,  such a  representation  and  warranty  is required by law.

     (h)  Withholding.  In order to comply with all applicable  federal or state income tax laws or regulations, the Company may take such action as it deems  appropriate  to  assure  (i)  notice  to  the  Company  of  any disposition  of the  shares of the  Company  within  the time  periods described above, and (ii) that, if necessary,  all applicable  federal or state payroll,  withholding,  income or other taxes are withheld or collected from Optionee.

     IN WITNESS  WHEREOF,  the Company and Optionee have executed this Agreement on the date set forth in the first paragraph.

COGNIGEN NETWORKS, INC.

By:
Name:
Title:

[OPTIONEE]

Name:

                             COGNIGEN NETWORKS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

1.   This  NON-QUALIFIED  STOCK OPTION AGREEMENT (the  "Agreement") is made this
     _____ day of _____,  _____,  by and  between  COGNIGEN  NETWORKS,  INC.,  a
     Colorado  corporation (the "Company") and _____, an individual  resident of
     _____, _____ ("Optionee").Grant of Option. -

     The Company  hereby grants  Optionee the option (the  "Option") to purchase all or any part of 60,000 shares of the Company's  common stock (the  "Shares"), at the option exercise price equal to the last sale price as of the closing date of the Funding Agreement.

     The Option  shall  terminate  at the close of business  five years from the date hereof.

2.    Vesting of Option Rights.

     (a)  Except as  otherwise  provided  in this  Agreement,  the Option may be exercised by Optionee in accordance with the following schedule:

                                  Number of Shares
                               with respect to which
  On or after each of              the Option is
  the following dates               exercisable
-------------------------     --------------------------

     April 1, 2004                     20,000
      July 1, 2004                     5,000
       Oct 1, 2004                     5,000
       Jan 1, 2005                     5,000
     April 1, 2005                     5,000
      July 1, 2005                     5,000
       Oct 1, 2005                     5,000
       Jan 1, 2006                     5,000
     April 1, 2006                     5,000

     (b)  During the lifetime of Optionee,  the Option shall be exercisable only by Optionee and shall not be assignable or  transferable  by Optionee, other than by will or the laws of descent and distribution.

3.   Termination of Option.

     (a)  Exercise of Option After  Termination of Employment.  The Option shall terminate  and may no  longer  be  exercised  after  12  months  after
          Optionee ceases to be employed by the Company.

4.   InTandem's Failure to Meet Performance Objective.  This Option shall expire valueless in the event that InTandem Communications Corp. fails to meet its revenue and profit and loss performance  objectives established in Schedule
     B of the Funding  Agreement.  Method of Exercise of Option.  Subject to the
     foregoing,  the  Option may be  exercised  in whole or in part from time to time by serving  written notice of exercise on the Company at its principal office  within the Option  period.  The  notice  shall  state the number of
     Shares as to which the Option is being  exercised and shall be  accompanied by payment of the exercise  price.  Payment of the exercise  price shall be made in cash (including  bank check,  personal check or money order payable to the Company).

5.   Acceleration of Exercisability Upon Change in Control.  Notwithstanding any
     other provision in the Agreement, the Option may be exercised as to 100% of the Shares on the date of a "Change  in  Control."  A "Change  in  Control"
     shall  mean any of the  following:  (i) the  consummation  of a  merger  or consolidation  of the  Company  with or into  another  entity  or any other corporate reorganization,  if more than 50% of the combined voting power of the continuing or surviving  entity's  securities  outstanding  immediately after such merger,  consolidation  or other  corporate  reorganization  are owned by persons who were not stockholders of the Company immediately prior to such merger,  consolidation  or other corporate  reorganization,  (ii) a public  announcement that any person has acquired  beneficial  ownership of
     51% or more of the then  outstanding  shares of Common  Stock and, for this purpose,  the terms  "person"  and  "beneficial  ownership"  shall have the meanings provided in Section 13(d) of the Securities  Exchange Act of 1934,
     as amended or related  rules  promulgated  by the  Securities  and Exchange
     Commission;  (iii)  the  commencement  of  or  public  announcement  of  an intention  to make a tender or  exchange  offer for 51% or more of the then outstanding shares of the Common Stock; (iv) a sale of all or substantially all of the  assets  of the  Company  or (v) the Board of  Directors  of the
     Company,  in its sole and absolute  discretion,  determines that there is a change in control of the Company.

6.   Dilution or Other Adjustment.

     (a)  Adjustment of Exercise  Price for Stock  Splits,  Reverse Stock Splits
          and Stock Dividends.  If the outstanding  shares of Common Stock shall be subdivided  (split),  combined (reverse split), by reclassification or otherwise, or if any dividend payable on the Common Stock in shares of  Common  Stock  shall  occur at the time that any  portion  of this
          Option remains unexercised in whole or in part, the exercise price and the number of shares of Common Stock  available for purchase  pursuant to the exercise of this Option  immediately prior to such subdivision, combination or dividend shall be proportionately adjusted as follows:

          (i)  If a net  increase  shall  have been  effected  in the  number of outstanding  shares of the Company's  Common Stock, the number of
               shares  of  Common   Stock   underlying   this  Option  shall  be
               proportionately increased, and the cash consideration payable per share of Stock shall be proportionately reduced; and

          (ii) If a net  reduction  shall  have been  effected  in the number of outstanding  shares of the Company's  Common Stock, the shares of
               Common  Stock  underlying  this Option  shall be  proportionately reduced  and the cash  consideration  payable per share of Common
               Stock shall be proportionately increased.

     (b)  Adjustment for Capital Reorganizations.  If at any time there shall be a capital  reorganization or  reclassification of the Company's Common
          Stock or a merger or consolidation of the Company with or into another corporation  (other  than a merger  after  which  the  Company  is the continuing  corporation  and which  does not  result in any  change of outstanding  shares of Common  Stock),  or the sale or lease of all or substantially all of the Company's  properties and assets to any other
          entity   or   person,   then,   as  part   of   such   reorganization,
          reclassification,  merger, consolidation,  sale or lease, the Company, as a condition precedent to such transaction,  shall provide, or cause effective  provision to be made so, that the Optionee shall thereafter be entitled to receive on exercise of this Option  during the exercise period specified in this Option and upon payment of the exercise price of this Option,  as adjusted to the extent  required  under (a) above, the number of shares of stock or other  securities  or property of the
          Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Shares deliverable on exercise
          of  this   Option   would   have  been   entitled   on  such   capital
          reorganization,  reclassification,  merger,  consolidation  or sale if this  Option  had  been  exercised  immediately  before  such  capital
          reorganization,   reclassification,  merger,  consolidation,  sale  or
          lease. In any such case, appropriate adjustment, as determined in good faith  by the  Company's  Board  of  Directors,  shall  be made in the application  of the  provisions  of this  Option  with  respect to the rights  and  interests  of  the  Optionee  after  the  reorganization, reclassification,  merger, consolidation, sale or lease to assure that the  provisions  of this  Option,  including  all  adjustments  to the exercise  price of this Option then in effect and the number of shares which may be purchased  upon exercise of this Option,  but without any change in the aggregate  exercise price, shall be applicable after any such  transaction,  as near as reasonably  they may be, in relation to any shares or other  securities  or  property  deliverable  after such event upon  exercise of this Option.  If, as a result of an adjustment made pursuant to this  subsection (b), the Optionee of the Option that is thereafter exercised shall become entitled to receive shares of two or  more  classes  of  capital  stock  of the  Company  or  any  other corporation or entity, the board of directors (or other governing body if there be no board of directors) thereof (whose  determination shall be  conclusive  and shall be described  in a statement  filed with the
          Company) shall determine the allocation of the adjusted exercise price between  or among  shares of such  classes of  capital  stock.  If any subsequent adjustments to the exercise price are made pursuant to this
          Section 6, such adjustments shall be made separately to the portion of the  exercise  price so  allocated  to each of such classes of capital stock. The foregoing provisions of this subsection (b) similarly apply to successive  reclassifications,  consolidations,  mergers,  sales or leases.

     (c)  Certificate as to Adjustments.  Upon the occurrence of each adjustment or  readjustment  pursuant  to this  Section  6, the  Company,  at its expense,  shall promptly  compute such  adjustment or  readjustment in accordance  with the terms  hereof  and  furnish  to each  Optionee  a certificate  setting forth such adjustment or readjustment and showing in detail  the facts upon which such  adjustment  or  readjustment  is based. The Company shall,  upon the written  request,  at any time, of the Optionee,  furnish or cause to be furnished to the Optionee a like certificate setting forth:

          (i)  Such adjustments or readjustments;

          (ii) The exercise price of this Option at the time in effect; and

          (iii)The number of Shares and the amount,  if any,  of other  property that at the time  would be  received  upon the  exercise  of this
               Option.

     (d)  Notices of Record Date.  If (i) the Company  establishes a record date to determine the holders of any class of securities for the purpose of
          determining   who  is  entitled  to  receive  any  dividend  or  other
          distribution,  (ii) the  Company  shall offer to the holders of Common
          Stock for  subscription  or purchase by them of any shares of stock of any class or any other rights, or (iii) any capital  reorganization of the  Company,  reclassification  of the capital  stock of the Company,
          consolidation   or  merger  of  the  Company   with  or  into  another
          corporation,  sale, lease or transfer of all or  substantially  all of the property and assets of the Company or dissolution,  liquidation or winding up of the Company  ("Certain  Events") shall be effected,  the
          Company shall mail to the Optionee at least ten (10) days prior to the date  specified  for the  taking of (A) a record  or (B) the  proposed action,  a notice  specifying  the  proposed  action  to be taken  and stating the date (1) of record for any such  dividend or  distribution or (2) when any such  Certain  Events  are to be  consummated  and the date,  if any, to be fixed as to when the  holders of Common  Stock of record shall be entitled to exchange  their shares of Common Stock for securities or other  property  deliverable  upon the completion of any such Certain Events.

7.   Miscellaneous.

     (a)  No  Rights  of  Stockholders.   Neither  Optionee,   Optionee's  legal
          representative  nor a  permissible  assignee of this Option shall have any of the rights and  privileges of a stockholder of the Company with respect to the  Shares,  unless and until such Shares have been issued
          in  the  name  of  Optionee,   Optionee's  legal   representative   or
          permissible assignee, as applicable.

     (b)  No Right to Employment. The grant of the Option shall not be construed as giving  Optionee  the  right to be  retained  in the  employ of the
          Company  or of an  affiliate  or give the  Optionee  the right to be a director of the Company or an affiliate  of the  Company,  nor will it affect  in any  way  the  right  of the  Company  or an  affiliate  to terminate  such  employment  or position at any time,  with or without cause.  In  addition,  the  Company  or an  affiliate  may at any time dismiss Optionee from employment,  or terminate the term of a director of the Company or an  affiliate,  free from any liability or any claim under this  Agreement.  Nothing in this Agreement  shall confer on any person  any  legal or  equitable  right  against  the  Company  or any affiliate, directly or indirectly, or give rise to any cause of action at law or in equity  against the Company or an  affiliate.  The Option granted  hereunder  shall  not form any part of the wages or salary of
          Optionee  for purposes of severance  pay or  termination  indemnities, irrespective  of the reason for  termination of  employment.  Under no circumstances  shall  any  person  ceasing  to be an  Optionee  of the
          Company or any affiliate be entitled to any  compensation for any loss of any right or benefit under this Agreement which such Optionee might otherwise have enjoyed but for termination of employment, whether such compensation  is  claimed  by way of damages  for  wrongful  or unfair dismissal, breach of contract or otherwise.

     (c)  Governing  Law.  The  validity,   construction   and  effect  of  this
          Agreement,  and any rules and regulations  relating to this Agreement, shall be determined in accordance  with the internal laws, and not the law of conflicts, of the State of Washington.

     (d)  Severability.  If any provision of this  Agreement is or becomes or is deemed to be invalid,  illegal or unenforceable in any jurisdiction or would disqualify this Agreement under any law deemed applicable by the
          Company,  such  provision  shall be  construed  or deemed  amended  to conform to applicable  laws, or if it cannot be so construed or deemed amended  without,  in the  determination  of the  Company,  materially altering the purpose or intent of this Agreement, such provision shall be  stricken  as to  such  jurisdiction  of  this  Agreement,  and the remainder of this Agreement shall remain in full force and effect.

     (e)  No Trust or Fund  Created.  This  Agreement  shall  not  create  or be construed  to  create  a  trust  or  separate  fund  of any  kind or a fiduciary  relationship  between  the  Company  or any  affiliate  and
          Optionee or any other person.

     (f)  Headings.  Headings are given to the Sections and  subsections  of the
          Agreement  solely  as a  convenience  to  facilitate  reference.  Such headings  shall not be deemed in any way  material  or relevant to the construction  or  interpretation  of the  Agreement  or any  provision thereof.

     (g)  Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the  exercise of the Option  unless such  exercise and the issuance and delivery of the applicable  Shares pursuant thereto shall comply  with  all  relevant  provisions  of  law,  including,  without limitation, the Securities Act of 1933, as amended, the Securities and
          Exchange  Act  of  1934,  as  amended,   the  rules  and   regulations
          promulgated  thereunder,  the  requirements  of any  applicable  Stock
          Exchange  or the Nasdaq  National  Market and the  Washington  General
          Corporation  Law. As a condition to the exercise of the purchase price relating  to the  Option,  the  Company  may  require  that the person exercising or paying the purchase price represent and warrant that the
          Shares are being purchased only for investment and without any present intention  to sell or  distribute  such  Shares if, in the  opinion of counsel  for  the  Company,  such a  representation  and  warranty  is required by law.

     (h)  Withholding.  In order to comply with all applicable  federal or state income tax laws or regulations, the Company may take such action as it deems  appropriate  to  assure  (i)  notice  to  the  Company  of  any disposition  of the  shares of the  Company  within  the time  periods described above, and (ii) that, if necessary,  all applicable  federal or state payroll,  withholding,  income or other taxes are withheld or collected from Optionee.

     IN WITNESS  WHEREOF,  the Company and Optionee have executed this Agreement on the date set forth in the first paragraph.

COGNIGEN NETWORKS, INC.

By:
Name:
Title:

[OPTIONEE]

Name:

                                   SCHEDULE H

                                   LIABILITIES